UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21662

CAPSTONE CHURCH CAPITAL FUND
(Exact name of Registrant as Specified in Charter)

3700 W. Sam Houston Parkway South, Suite250
Houston, Texas 77042

(Address of principal executive offices)(Zip code)

Edward L. Jaroski
3700 W. Sam Houston Parkway South, Suite 250
Houston, Texas 77042

(Name and Address of Agent for Service)

Copies to:
David J. Harris
Dechert LLP
1775 Eye Street, N.W.
Washington, D.C. 20006

Registrant's telephone number, including Area Code: (800) 262-6631

Date of fiscal year end: September 30

Date of reporting period: September 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

September 30, 2012

Capstone Church Capital Fund

Annual Report

Annual Report

Capstone Church Capital Fund   (XCBFX)

LETTER TO SHAREHOLDERS

SEPTEMBER 30, 2012 (UNAUDITED)

  Dear Shareholder:

This is the Annual Report of the Capstone Church Capital Fund for the year ended September 30, 2012.  The Capstone Church Capital Fund is an investment company focused on investing in church bonds and church mortgage loans.  The Annual Report includes detailed information about the Fund, including performance information, portfolio holdings, financial statements and comments from the portfolio manager regarding the fixed income market and outlook.

Fixed Income Market Overview

Uncertainty from Europe, Asia and the U.S. continue to worry businesses and investors and has helped keep interest rates at historically low levels.  Economic growth in Asia has slowed from its torrid pace of a few years ago while Europe is experiencing negative GDP growth prompting riots in the streets.  The uncertainty of the U.S. election is now gone, but the fiscal cliff looms with hard choices.  With this backdrop, the Fed has announced yet another round of quantitative easing.  “Operation Twist” is scheduled to expire at the end of this year but many think it will be extended or the quantitative easing will be increased to offset its expiration.  The Fed has indicated that they will keep interest rates low until at least 2015.  Inflation remains benign at this time and with low global demand and high unemployment in the U.S., inflation is unlikely to increase in the near term.

What does all this mean?  The economy in the U.S. will probably grow slowly for the next two years which should be positive for employment and housing.  The fiscal cliff will be addressed, but because the choices are difficult, Congress will probably enact a partial solution to push it further into the future.  Rates should remain low and the U.S. will remain a safe haven.

Performance

The Capstone Church Capital Fund produced -17.85% total return at Net Asset Value for the year ended September 30, 2012.  The Barclays Capital U.S Credit Index returned 10.09% for the year.

The continued poor performance of the Capstone Church Capital Fund reflects the ongoing difficulties faced by church congregations in the weak U.S. economy.  The church bonds and loans the Fund invests in are backed by the assets of the particular churches and the cash flow generated from the generosity of their membership.  Several churches that the Fund invested in embarked on expansions of their campuses at what turned out to be the high point of their membership.  Many congregations were hit very hard by the weak economy and this was reflected in declining membership and reduced giving.  Real estate values have declined, reducing the security the Fund has against the churches’ obligations.  Some churches have stopped paying interest on their bonds or mortgages which has reduced what the Fund has to pay out to investors.  Also, the Fund must then look to the underlying real estate to pay off the obligation.  In many cases the real estate values are not high enough to pay off the debt.  The difficult real estate market has increased the time it takes to sell a property.  The sale of property backing one of the Fund’s securities took 21 months from listing to sale and a second property that has a contract to sell has been on the market for almost 3 years.  The prices at which the Fund values its church mortgage bonds and loans reflect the Fund’s best estimation of the fair value of the securities at the time of pricing.

Outlook

The Capstone Church Capital Fund continues to reflect the difficult environment for churches in the U.S.  The poor economy has severely impacted giving and a church’s ability to meet its obligations.  Although there are indications that the worst of the recession may be over, few economists believe that a recovery will be quick or robust.  It could take a number of years before the economic environment recovers to previous levels.  We believe there are attractive investment opportunities in the church bond and loan market but difficulties continue for many churches, including churches whose securities are held by the Fund.  We cannot speculate as to when these difficulties will be overcome.

Thank you for selecting the Capstone Church Capital Fund

For more information about the Capstone Church Capital Fund, we invite you to contact us at 800-262-6631. You may also visit our website at www.capstonechurchcapitalfund.com.  We value your business, and we look forward to servicing your investment needs for many years to come.

Sincerely,

Edward L. Jaroski

President

Capstone Church Capital Fund

Claude C. Cody IV

Portfolio Manager

Capstone Church Capital Fund

Capstone Church Capital Fund
State Sector Diversification
September 30, 2012

The table below sets forth the diversification of the Capstone Church Capital Fund investments by State.

State Diversification - Bonds and Mortgages		Percent*
	Alabama	1.26%
	Arizona	6.72%
	California	19.87%
	Connecticut	1.40%
	Florida	18.02%
	Georgia	7.18%
	Illinois	2.92%
	Indiana	5.36%
	Louisiana	4.57%
	Maryland	0.09%
	Massachusetts	3.22%
	Michigan	0.17%
	Nevada	0.80%
	New Jersey	4.12%
	North Carolina	0.14%
	Ohio	1.69%
	Pennsylvania	1.62%
	Rhode Island	3.07%
	Tennessee	2.30%
	Texas	13.33%
	Virginia	0.03%
	Washington	1.54%
	Washington, DC	0.27%
	Total Bonds and Mortgages	99.69%
Other
	Short-Term Investments	3.50%
	Other	(3.19)%
		100.00%

* Percentages indicated are based on total net assets as of September 30, 2012.

The accompanying notes are an integral part of these financial statements.

Capstone Church Capital Fund
Schedule of Investments
September 30, 2012

Shares/Principal Amount			Fair Value

CHURCH MORTGAGE BONDS (a)

Alabama		1.26%
	East Memorial Baptist Church
124,000	7.80%, 04/15/2026		$107,446
32,000	7.80%, 10/15/2025		27,837
	First Baptist Church of Irondale (e)
22,000	7.50%, 04/10/2017		21,822
23,000	7.50%, 10/10/2017		22,673
24,000	7.50%, 04/10/2018		23,477
25,000	7.50%, 04/10/2019		23,917
28,000	7.50%, 04/10/2020		26,275
30,000	7.50%, 04/10/2021		27,024
25,000	7.50%, 10/10/2018		24,170
27,000	7.50%, 10/10/2019		25,593
28,000	7.50%, 10/10/2020		25,777
32,000	8.00%, 04/10/2022		29,021
31,000	8.00%, 10/10/2021		28,449
Arizona		6.72%
	First Southern Baptist Church of Lake Havasu, Inc. (c) (d)
32,000	7.60%, 03/19/2028		19,360
38,000	7.60%, 03/19/2029		22,990
41,000	7.60%, 03/19/2030		24,805
44,000	7.60%, 03/19/2031		26,620
48,000	7.60%, 03/19/2032		29,040
51,000	7.60%, 03/19/2033		30,855
55,000	7.60%, 03/19/2034		33,275
60,000	7.60%, 03/19/2035		36,300
64,000	7.60%, 03/19/2036		38,720
70,000	7.60%, 03/19/2037		42,350
75,000	7.60%, 03/19/2038		45,375
37,000	7.60%, 09/19/2028		22,385
40,000	7.60%, 09/19/2029		24,200
43,000	7.60%, 09/19/2030		26,015
46,000	7.60%, 09/19/2031		27,830
50,000	7.60%, 09/19/2032		30,250
54,000	7.60%, 09/19/2033		32,670
58,000	7.60%, 09/19/2034		35,090
62,000	7.60%, 09/19/2035		37,510
42,000	7.60%, 09/19/2036		25,410
72,000	7.60%, 09/19/2037		43,560
24,000	8.00%, 03/19/2023		14,623
25,000	8.00%, 09/19/2023		15,235
	NAOS, Inc., dba Pure Heart Christian Fellowship
1,985,000	6.90%, 07/15/2029		1,528,053
California		16.91%
	First Baptist Church of Clovis
16,000	7.30%, 04/15/2033		12,307
75,000	7.30%, 04/15/2034		57,293
81,000	7.30%, 04/15/2035		61,471
88,000	7.30%, 04/15/2036		66,370
94,000	7.30%, 04/15/2037		70,556
57,000	7.30%, 10/15/2033		43,691
78,000	7.30%, 10/15/2034		59,389
84,000	7.30%, 10/15/2035		63,546
90,000	7.30%, 10/15/2036		67,671
	Kern Christian Center
20,000	7.60%, 04/01/2024		17,336
21,000	7.60%, 04/01/2025		18,041
21,000	7.60%, 10/01/2024		18,121
23,000	7.60%, 10/01/2025		19,674
	Montecito Park Union Church
40,000	7.30%, 04/15/2023		34,992
43,000	7.30%, 04/15/2024		37,268
41,000	7.30%, 10/15/2023		35,699
45,000	7.30%, 10/15/2024		38,826
	Revival Pentecostal Tabernacle of San Diego
34,000	7.30%, 06/15/2030		27,016
36,000	7.30%, 06/15/2031		28,292
39,000	7.30%, 06/15/2032		30,174
42,000	7.30%, 06/15/2033		32,264
45,000	7.30%, 06/15/2034		34,331
49,000	7.30%, 06/15/2035		37,142
53,000	7.30%, 06/15/2036		39,920
57,000	7.30%, 06/15/2037		42,716
26,000	7.30%, 12/15/2029		20,771
36,000	7.30%, 12/15/2030		28,472
39,000	7.30%, 12/15/2031		30,369
41,000	7.30%, 12/15/2032		31,607
44,000	7.30%, 12/15/2033		33,682
48,000	7.30%, 12/15/2034		36,499
50,000	7.30%, 12/15/2035		37,780
54,000	7.30%, 12/15/2036		40,576
	San Bernardino Church of God Christian Centre (c) (d)
68,000	8.30%, 03/15/2024		35,788
73,000	8.30%, 09/15/2025		38,420
	Sonrise Baptist Church of Clovis (c) (d)
9,000	7.60%, 01/15/2030		4,383
32,000	7.60%, 01/15/2031		15,584
35,000	7.60%, 01/15/2032		17,045
37,000	7.60%, 01/15/2033		18,019
40,000	7.60%, 01/15/2034		19,480
43,000	7.60%, 01/15/2035		20,941
46,000	7.60%, 01/15/2036		22,402
50,000	7.60%, 01/15/2037		24,350
54,000	7.60%, 01/15/2038		26,298
1,000	7.60%, 07/15/2028		487
1,000	7.60%, 07/15/2030		487
33,000	7.60%, 07/15/2031		16,071
36,000	7.60%, 07/15/2032		17,532
13,000	7.60%, 07/15/2033		6,331
42,000	7.60%, 07/15/2034		20,454
45,000	7.60%, 07/15/2035		21,915
49,000	7.60%, 07/15/2036		23,863
52,000	7.60%, 07/15/2037		25,324
31,000	7.60%, 07/15/2038		15,097
	Trinity Southern Baptist Church of Livermore, California
60,000	7.30%, 03/18/2029		48,342
124,000	7.30%, 03/18/2030		98,803
143,000	7.30%, 03/18/2032		110,939
153,000	7.30%, 03/18/2034		116,938
190,000	7.30%, 03/18/2036		143,374
48,000	7.20%, 09/18/2019		45,830
53,000	7.20%, 09/18/2020		49,544
60,000	7.30%, 09/18/2029		48,072
128,000	7.30%, 09/18/2030		101,440
148,000	7.30%, 09/18/2032		114,315
159,000	7.30%, 09/18/2033		121,937
211,000	7.30%, 09/18/2037		157,828
228,000	7.30%, 09/18/2038		169,655
	Victory Christian Center of the Desert, Inc. (c) (d)
31,000	8.40%, 04/15/2021		29,261
34,000	8.40%, 04/15/2022		31,916
36,000	8.40%, 04/15/2023		33,808
40,000	8.40%, 04/15/2024		37,580
43,000	8.40%, 04/15/2025		40,411
47,000	8.40%, 04/15/2026		44,185
51,000	8.40%, 04/15/2027		47,960
55,000	8.40%, 04/15/2028		51,293
60,000	8.40%, 04/15/2029		55,956
65,000	8.40%, 04/15/2030		60,619
70,000	8.40%, 04/15/2031		65,282
76,000	8.40%, 04/15/2032		70,878
83,000	8.40%, 04/15/2033		77,406
90,000	8.40%, 04/15/2034		83,934
30,000	8.40%, 10/15/2020		28,305
32,000	8.40%, 10/15/2021		30,032
35,000	8.40%, 10/15/2022		32,862
38,000	8.40%, 10/15/2023		35,693
41,000	8.40%, 10/15/2024		38,528
45,000	8.40%, 10/15/2025		42,300
48,000	8.40%, 10/15/2026		45,134
53,000	8.40%, 10/15/2027		49,428
57,000	8.40%, 10/15/2028		53,158
62,000	8.40%, 10/15/2029		57,821
68,000	8.40%, 10/15/2030		63,417
74,000	8.40%, 10/15/2031		69,012
80,000	8.40%, 10/15/2032		74,608
87,000	8.40%, 10/15/2033		81,136
69,000	8.40%, 10/15/2034		64,349
	"The Well" Ministry of Rescue (c) (d)
21,000	8.40%, 05/15/2020		18,730
23,000	8.40%, 05/15/2021		20,410
25,000	8.40%, 05/15/2022		22,195
27,000	8.40%, 05/15/2023		23,981
22,000	8.40%, 11/15/2020		19,518
24,000	8.40%, 11/15/2021		21,302
26,000	8.40%, 11/15/2022		23,088
28,000	8.40%, 11/15/2023		24,875
	The United Pentecostal Church of Modesto, Inc. (c) (d)
43,000	7.50%, 05/21/2021		25,658
45,000	7.50%, 05/21/2022		26,681
20,000	7.50%, 11/21/2020		11,930
43,000	7.50%, 11/21/2021		25,495
53,000	7.60%, 05/21/2024		31,668
56,000	7.60%, 05/21/2025		33,471
62,000	7.60%, 05/21/2026		37,070
66,000	7.60%, 05/21/2027		39,481
71,000	7.60%, 05/21/2028		42,096
89,000	7.60%, 05/21/2031		52,768
96,000	7.60%, 05/21/2032		56,918
103,000	7.60%, 05/21/2033		61,069
112,000	7.60%, 05/21/2034		66,405
51,000	7.60%, 11/21/2023		30,467
55,000	7.60%, 11/21/2024		32,868
59,000	7.60%, 11/21/2025		35,270
69,000	7.60%, 11/21/2027		40,910
73,000	7.60%, 11/21/2028		43,282
86,000	7.60%, 11/21/2030		50,989
92,000	7.60%, 11/21/2031		54,547
99,000	7.60%, 11/21/2032		58,697
115,000	7.60%, 11/21/2034		68,184
Connecticut		1.40%
	Full Gospel Foundation Building Ministries International (e)
19,000	7.50%, 01/21/2021		17,786
21,000	7.50%, 01/21/2022		18,759
22,000	7.50%, 01/21/2023		19,140
24,000	7.50%, 07/21/2023		20,774
23,000	7.60%, 01/21/2026		19,619
30,000	7.60%, 01/21/2027		25,383
32,000	7.60%, 01/21/2028		26,842
35,000	7.60%, 01/21/2029		29,085
38,000	7.60%, 01/21/2030		31,259
40,000	7.60%, 01/21/2031		32,616
43,000	7.60%, 01/21/2032		34,520
29,000	7.60%, 07/21/2026		24,636
33,000	7.60%, 07/21/2028		27,555
36,000	7.60%, 07/21/2029		29,765
39,000	7.60%, 07/21/2030		31,922
42,000	7.60%, 07/21/2031		33,999
45,000	7.60%, 07/21/2032		35,951
Florida		18.02%
	Abyssinia Missionary Baptist Church Ministries, Inc. (c) (d)
257,000	7.50%, 03/15/2027		158,441
212,000	7.50%, 03/15/2028		129,553
187,000	7.50%, 03/15/2029		114,276
166,000	7.50%, 09/15/2027		102,356
120,000	7.50%, 09/15/2028		73,332
145,000	7.50%, 09/15/2029		88,610
290,000	7.50%, 03/15/2030		177,219
332,000	7.50%, 09/15/2030		202,885
91,000	7.50%, 03/15/2031		55,610
	Bethel Baptist Institutional Church, Inc. (c) (d)
150,000	7.80%, 01/21/2021		70,170
75,000	7.90%, 01/21/2026		35,160
523,000	7.90%, 01/21/2030		243,195
124,000	7.90%, 07/21/2023		58,069
251,000	7.90%, 07/21/2025		117,644
129,000	7.90%, 07/21/2026		60,488
171,000	7.90%, 07/21/2027		80,199
218,000	7.90%, 07/21/2028		101,370
259,000	7.90%, 07/21/2030		120,435
	Celebration Baptist Church of Jacksonville, Florida, Inc. (c) (d)
17,000	8.10%, 06/15/2015		17,240
33,000	8.20%, 12/15/2015		33,195
29,000	8.40%, 12/15/2029		28,849
69,000	8.40%, 06/15/2021		69,062
74,000	8.40%, 06/15/2022		74,096
10,000	8.40%, 06/15/2025		10,025
24,000	8.40%, 06/15/2027		24,077
199,000	8.40%, 06/15/2034		197,965
65,000	8.40%, 12/15/2020		65,039
71,000	8.40%, 12/15/2021		71,078
71,000	8.40%, 12/15/2022		71,114
23,000	8.40%, 12/15/2026		23,069
32,000	8.40%, 12/15/2030		31,834
117,000	8.40%, 12/15/2032		116,392
84,000	8.40%, 12/15/2033		83,563
70,000	8.40%, 12/15/2034		69,636
	Lifepoint Community Church of Tampa Bay, Inc.
71,000	8.40%, 04/20/2019		72,441
78,000	8.40%, 04/20/2020		78,874
84,000	8.40%, 04/20/2021		82,177
99,000	8.40%, 04/20/2023		91,783
108,000	8.40%, 04/20/2024 (e)		99,544
44,000	8.40%, 10/20/2018		45,082
75,000	8.40%, 10/20/2019		76,253
82,000	8.40%, 10/20/2020		81,984
89,000	8.40%, 10/20/2021		85,218
86,000	8.40%, 10/20/2022		79,971
43,000	8.40%, 10/20/2025		39,298
25,000	8.40%, 04/20/2031		22,038
100,000	8.40%, 10/20/2030 (e)		88,410
	Manifestations Worldwide, Inc.
29,000	7.60%, 03/17/2025		24,928
31,000	7.60%, 03/17/2026		26,421
33,000	7.60%, 03/17/2027		27,902
36,000	7.60%, 03/17/2028		30,161
38,000	7.60%, 03/17/2029		31,548
41,000	7.60%, 03/17/2030		33,694
44,000	7.60%, 03/17/2031		35,864
48,000	7.60%, 03/17/2032		38,472
52,000	7.60%, 03/17/2033		41,376
56,000	7.60%, 03/17/2034		44,279
60,000	7.60%, 03/17/2035		47,154
65,000	7.60%, 03/17/2036		50,798
70,000	7.60%, 03/17/2037		54,467
76,000	7.60%, 03/17/2038		58,771
8,000	7.60%, 09/17/2024		6,907
29,000	7.60%, 09/17/2025		24,821
33,000	7.60%, 09/17/2026		28,010
34,000	7.60%, 09/17/2027		28,638
38,000	7.60%, 09/17/2028		31,707
41,000	7.60%, 09/17/2029		33,866
44,000	7.60%, 09/17/2030		35,979
47,000	7.60%, 09/17/2031		37,948
51,000	7.60%, 09/17/2032		40,708
54,000	7.60%, 09/17/2033		42,827
59,000	7.60%, 09/17/2034		46,510
63,000	7.60%, 09/17/2035		49,373
68,000	7.60%, 09/17/2036		52,986
73,000	7.60%, 09/17/2037		56,597
79,000	7.60%, 09/17/2038		60,949
	Iglesia Cristiana La Nueva Jerusalem, Inc. (c) (d)
100,000	7.50%, 02/5/2031		78,130
54,000	7.50%, 08/5/2029		42,206
146,000	7.50%, 02/5/2029		114,128
112,000	7.50%, 02/5/2027		88,368
	Philadelphia Haitian Baptist Church of Orlando, Inc. (c) (d)
33,000	7.70%, 05/28/2013		13,071
26,000	7.70%, 11/28/2012		10,223
34,000	7.70%, 11/28/2013		13,539
35,000	7.80%, 05/28/2014		13,958
63,000	8.40%, 05/28/2021		24,847
68,000	8.40%, 05/28/2022		26,663
30,000	8.40%, 05/28/2024		11,847
86,000	8.40%, 05/28/2025		33,979
93,000	8.40%, 05/28/2026		36,754
154,000	8.40%, 05/28/2032		60,383
64,000	8.40%, 11/28/2021		25,094
32,000	8.40%, 11/28/2023		12,547
33,000	8.40%, 11/28/2024		13,035
91,000	8.40%, 11/28/2025		35,963
98,000	8.40%, 11/28/2026		38,739
42,000	8.40%, 11/28/2031		16,468
156,000	8.40%, 11/28/2032		61,168
	Truth For Living Ministries, Inc. (c) (d)
78,000	7.80%, 03/15/2024		38,236
81,000	7.80%, 09/15/2024		39,706
36,000	7.80%, 09/15/2027		17,802
49,000	7.80%, 03/15/2028		24,020
Georgia		5.37%
	Bible Baptist Church of Newnan, Inc. (c) (d)
32,000	7.60%, 03/01/2015		11,555
33,000	7.70%, 09/01/2015		11,870
11,000	7.80%, 09/01/2018		3,941
39,000	7.80%, 03/01/2018		13,958
46,000	7.80%, 03/01/2020		16,431
50,000	7.80%, 03/01/2021		17,775
45,000	7.80%, 09/01/2019		16,065
48,000	7.80%, 09/01/2020		17,155
50,000	7.90%, 03/01/2023		17,790
56,000	7.90%, 09/01/2022		19,919
38,000	7.90%, 03/01/2034		13,425
159,000	7.90%, 03/01/2036		56,175
89,000	7.90%, 09/01/2035		31,773
64,000	7.90%, 09/01/2036		22,854
54,000	8.00%, 03/01/2022		19,202
51,000	8.00%, 09/01/2021		18,248
	Victory Baptist Church of Loganville, Inc. (e)
67,000	7.90%, 01/15/2030		56,809
72,000	7.90%, 01/15/2031		60,559
78,000	7.90%, 01/15/2032		64,654
84,000	7.90%, 01/15/2033		69,073
90,000	7.90%, 01/15/2034		73,584
98,000	7.90%, 01/15/2035		79,684
106,000	7.90%, 01/15/2036		85,743
115,000	7.90%, 01/15/2037		92,610
123,000	7.90%, 01/15/2038		98,535
69,000	7.90%, 07/15/2030		58,236
74,000	7.90%, 07/15/2031		61,827
81,000	7.90%, 07/15/2032		66,801
87,000	7.90%, 07/15/2033		71,331
95,000	7.90%, 07/15/2034		77,463
101,000	7.90%, 07/15/2035		81,911
110,000	7.90%, 07/15/2036		88,748
119,000	7.90%, 07/15/2037		95,593
129,000	7.90%, 07/15/2038		103,110
42,000	8.00%, 01/15/2024		37,628
40,000	8.00%, 07/15/2023		35,972
Illinois		2.92%
	First Baptist Church of Melrose Park (c) (d)
35,000	7.80%, 06/12/2019		35,179
37,000	7.80%, 06/12/2020		37,233
41,000	7.80%, 06/12/2021		41,045
45,000	7.80%, 06/12/2022		44,766
37,000	7.80%, 12/12/2019		37,211
40,000	7.80%, 12/12/2020		40,032
42,000	7.80%, 12/12/2021		41,782
51,000	7.90%, 06/12/2024		51,122
56,000	7.90%, 06/12/2025		56,151
43,000	7.90%, 06/12/2030		42,776
112,000	7.90%, 06/12/2034		111,418
50,000	7.90%, 12/12/2023		50,110
54,000	7.90%, 12/12/2024		54,140
86,000	7.90%, 12/12/2030		85,553
24,000	7.90%, 12/12/2033		23,875
117,000	7.90%, 12/12/2034		116,392
48,000	8.00%, 06/12/2023		48,091
45,000	8.00%, 12/12/2022		45,077
Indiana		5.36%
	Madison Park Church of God, Inc. (c) (d)
70,000	7.90%, 01/31/2024		58,408
100,000	7.90%, 01/31/2025		83,470
100,000	7.90%, 01/31/2026		83,500
50,000	7.90%, 01/31/2027		41,765
100,000	7.90%, 01/31/2028		82,820
193,000	7.90%, 01/31/2029		159,843
169,000	7.90%, 01/31/2032		139,966
151,000	7.90%, 07/31/2025		126,055
95,000	7.90%, 07/31/2029		78,679
306,000	7.90%, 07/31/2031		253,429
196,000	8.00%, 01/31/2023		163,464
189,000	8.00%, 07/31/2022		157,588
	Mizpah, Inc. Ebenezer Missionary Baptist Church (c) (d)
27,000	7.90%, 06/22/2033		26,860
29,000	7.90%, 06/22/2034		28,849
32,000	7.90%, 06/22/2035		31,834
34,000	7.90%, 06/22/2036		33,823
38,000	7.90%, 06/22/2037		37,802
24,000	7.90%, 12/22/2031		23,875
26,000	7.90%, 12/22/2032		25,865
29,000	7.90%, 12/22/2033		28,849
31,000	7.90%, 12/22/2034		30,839
33,000	7.90%, 12/22/2035		32,828
36,000	7.90%, 12/22/2036		35,813
Louisiana		4.57%
	Living Way Apostolic Church, Inc. (e)
43,000	7.80%, 04/20/2019		42,110
49,000	7.80%, 04/20/2021		45,242
44,000	7.80%, 10/20/2019		42,614
48,000	7.80%, 10/20/2020		45,245
52,000	7.80%, 10/20/2021		47,351
73,000	7.90%, 04/20/2026		62,911
79,000	7.90%, 04/20/2027		67,269
85,000	7.90%, 04/20/2028		70,831
47,000	7.90%, 04/20/2029		38,441
100,000	7.90%, 04/20/2030		80,080
103,000	7.90%, 04/20/2031		80,968
91,000	7.90%, 04/20/2032		70,898
126,000	7.90%, 04/20/2033		98,255
136,000	7.90%, 04/20/2034		106,216
70,000	7.90%, 10/20/2025		60,732
88,000	7.90%, 10/20/2028		72,653
96,000	7.90%, 10/20/2029		77,664
103,000	7.90%, 10/20/2030		81,720
15,000	7.90%, 10/20/2031		11,714
121,000	7.90%, 10/20/2032		94,307
141,000	7.90%, 10/20/2034		110,234
53,000	8.00%, 04/20/2022		48,357
56,000	8.00%, 10/20/2022		50,803
Maryland		0.09%
	Ark of Safety Christian Chruch, Inc. (c) (d)
40,000	8.00%, 04/15/2029		29,984
Massachusetts		3.22%
	Harvest Ministries of New England, Inc.
23,000	7.30%, 02/20/2027		18,918
76,000	7.30%, 02/20/2028		61,887
83,000	7.30%, 02/20/2029		66,898
89,000	7.30%, 02/20/2030		70,942
95,000	7.30%, 02/20/2031		75,022
95,000	7.30%, 02/20/2033		73,150
118,000	7.30%, 02/20/2034		90,223
127,000	7.30%, 02/20/2035		96,469
75,000	7.30%, 08/20/2027		61,418
80,000	7.30%, 08/20/2028		64,832
85,000	7.30%, 08/20/2029		68,136
99,000	7.30%, 08/20/2031		77,487
63,000	7.30%, 08/20/2032		48,686
114,000	7.30%, 08/20/2033		87,472
132,000	7.30%, 08/20/2035		99,950
Michigan		0.17%
	Living Bread Ministries, Inc. (c) (d)
10,000	7.50%, 02/15/2016		3,193
22,000	7.50%, 02/15/2017		6,978
24,000	7.50%, 02/15/2018		7,627
26,000	7.50%, 02/15/2019		8,237
21,000	7.50%, 08/15/2016		6,697
22,000	7.50%, 08/15/2017		6,985
24,000	7.50%, 08/15/2018		7,634
26,000	7.50%, 08/15/2019		8,242
New Jersey		1.98%
	International Faith Ministries, Inc. (c) (d)
13,000	7.90%, 05/10/2023		8,992
15,000	7.90%, 05/10/2024		10,379
16,000	7.90%, 05/10/2025		11,075
24,000	7.90%, 05/10/2028		16,483
27,000	7.90%, 05/10/2029		18,544
30,000	7.90%, 05/10/2030		20,604
33,000	7.90%, 05/10/2031		22,664
36,000	7.90%, 05/10/2032		24,725
40,000	7.90%, 05/10/2033		27,472
44,000	7.90%, 05/10/2034		30,219
48,000	7.90%, 05/10/2035		32,966
52,000	7.90%, 05/10/2036		35,714
61,000	7.90%, 05/10/2037		41,895
24,000	7.90%, 11/10/2023		16,603
26,000	7.90%, 11/10/2024		17,995
28,000	7.90%, 11/10/2025		19,384
22,000	7.90%, 11/10/2027		15,110
35,000	7.90%, 11/10/2028		24,038
37,000	7.90%, 11/10/2029		25,412
41,000	7.90%, 11/10/2030		28,159
33,000	7.90%, 11/10/2031		22,664
48,000	7.90%, 11/10/2032		32,966
56,000	7.90%, 11/10/2034		38,461
61,000	7.90%, 11/10/2035		41,895
66,000	7.90%, 11/10/2036		45,329
11,000	8.00%, 05/10/2022		7,604
22,000	8.00%, 11/10/2022		15,213
North Carolina		0.14%
	Accumulated Resources of Kindred Spirits (c) (d)
62,142	7.75%, 12/01/2009		47,483
Ohio		1.69%
	Worldwide Community Church (c) (d)
15,000	7.50%, 06/12/2018		5,025
60,000	7.50%, 12/12/2020		19,944
62,000	7.50%, 06/12/2021		20,615
65,000	7.50%, 12/12/2021		21,476
67,000	8.00%, 06/12/2022		22,284
70,000	8.00%, 12/12/2022		23,289
73,000	7.60%, 06/12/2023		24,294
75,000	7.60%, 12/12/2023		24,968
78,000	7.60%, 06/12/2024		25,966
82,000	7.60%, 12/12/2024		27,306
84,000	7.60%, 06/12/2025		27,980
109,000	7.60%, 06/12/2032		36,014
118,000	7.60%, 12/12/2029		38,987
127,000	7.60%, 12/12/2030		41,961
132,000	7.60%, 06/12/2031		43,613
148,000	7.60%, 12/12/2032		48,899
153,000	7.60%, 06/12/2033		50,551
159,000	7.60%, 12/12/2033		52,534
Pennsylvania		1.62%
	Impacting Your World Ministries, Inc.
26,000	7.20%, 03/10/2013		26,125
34,000	7.20%, 03/10/2014		34,360
34,000	7.20%, 09/10/2013		34,269
43,000	7.20%, 09/10/2014		43,529
43,000	7.30%, 03/10/2015		43,671
47,000	7.30%, 03/10/2016		47,056
46,000	7.30%, 09/10/2015		46,423
49,000	7.30%, 09/10/2016		48,838
51,000	7.40%, 03/10/2017		50,648
52,000	7.40%, 09/10/2017		51,293
55,000	7.50%, 03/10/2018		54,087
56,000	7.50%, 09/10/2018		54,443
Rhode Island		3.07%
	The Cathedral of Life Christian Assembly (e)
7,000	7.60%, 08/15/2037		5,430
10,000	7.50%, 08/15/2016		10,266
11,000	7.50%, 08/15/2017		11,085
15,000	7.30%, 08/15/2014		15,237
23,000	7.50%, 02/15/2021		21,459
23,000	7.50%, 08/15/2020		21,935
25,000	7.50%, 02/15/2022		22,270
25,000	7.50%, 08/15/2021		22,758
26,000	8.00%, 08/15/2022		23,598
28,000	8.00%, 02/15/2023		25,256
35,000	7.60%, 08/15/2026		29,718
37,000	7.60%, 02/15/2027		31,291
39,000	7.60%, 08/15/2027		32,857
40,000	7.60%, 02/15/2028		33,528
41,000	7.60%, 08/15/2028		34,219
43,000	7.60%, 02/15/2029		35,711
45,000	7.60%, 08/15/2029		37,184
46,000	7.60%, 02/15/2030		37,817
48,000	7.60%, 08/15/2030		39,264
50,000	7.60%, 02/15/2031		40,755
52,000	7.60%, 08/15/2031		42,037
53,000	7.60%, 02/15/2032		42,511
58,000	7.60%, 02/15/2033		46,168
58,000	7.60%, 02/15/2037		45,130
60,000	7.60%, 08/15/2033		47,610
62,000	7.60%, 02/15/2034		49,042
62,000	7.60%, 08/15/2036		48,329
65,000	7.60%, 08/15/2034		51,259
67,000	7.60%, 02/15/2035		52,675
70,000	7.60%, 08/15/2035		54,880
Tennessee		2.30%
	Grace Christian Fellowship Church, Inc. (c) (d)
20,000	8.40%, 07/18/2029		8,582
21,000	8.40%, 04/18/2031		9,011
30,000	8.40%, 01/18/2029		12,873
34,000	8.40%, 07/18/2024		14,695
35,000	8.40%, 10/18/2028		15,018
38,000	8.40%, 07/18/2021		16,405
38,000	8.40%, 07/18/2031		16,306
39,000	8.40%, 10/18/2021		16,735
40,000	8.40%, 01/18/2022		17,272
41,000	8.40%, 04/18/2022		17,708
41,000	8.40%, 07/18/2022		17,708
42,000	8.40%, 10/18/2022		18,144
44,000	8.40%, 01/18/2023		19,008
44,000	8.40%, 04/18/2023		19,012
45,000	8.40%, 07/18/2023		19,444
46,000	8.40%, 10/18/2023		19,881
47,000	8.40%, 01/18/2024		20,313
47,000	8.40%, 04/18/2024		20,318
50,000	8.40%, 10/18/2024		21,615
51,000	8.40%, 01/18/2025		22,047
52,000	8.40%, 04/18/2025		22,485
52,000	8.40%, 04/18/2029		22,313
54,000	8.40%, 10/18/2025		23,355
56,000	8.40%, 01/18/2026		24,220
56,000	8.40%, 04/18/2026		24,226
58,000	8.40%, 10/18/2026		25,091
60,000	8.40%, 01/18/2027		25,956
75,000	8.40%, 10/18/2029		32,182
77,000	8.40%, 01/18/2030		33,041
78,000	8.40%, 04/18/2030		33,470
81,000	8.40%, 07/18/2030		34,757
81,000	8.40%, 10/18/2030		34,757
88,000	8.40%, 10/18/2031		37,761
100,000	8.40%, 04/18/2033		42,910
Texas		8.74%
	Friendship West Baptist Church, Inc.
200,000	7.40%, 06/15/2017		198,100
100,000	7.60%, 06/15/2018		97,830
	The Fellowship at Cinco Ranch, Inc.
25,000	7.20%, 03/19/2025		20,762
118,000	7.20%, 03/19/2026		97,008
72,000	7.20%, 03/19/2027		58,622
136,000	7.20%, 03/19/2028		109,575
146,000	7.20%, 03/19/2029		116,406
157,000	7.20%, 03/19/2030		123,747
49,000	7.20%, 03/19/2031		38,264
93,000	7.20%, 09/19/2025		76,837
122,000	7.20%, 09/19/2026		99,808
132,000	7.20%, 09/19/2027		106,999
141,000	7.20%, 09/19/2028		113,068
152,000	7.20%, 09/19/2029		120,490
162,000	7.20%, 09/19/2030		126,976
139,000	7.20%, 09/19/2031		107,447
94,000	8.00%, 03/19/2023		84,732
99,000	8.00%, 09/19/2023		88,902
	New Life Christian Ministry, Inc.
100,000	7.50%, 04/15/2024		85,980
20,000	7.80%, 06/15/2021		18,730
19,000	7.80%, 12/15/2020		18,217
23,000	7.90%, 06/15/2023		20,544
23,000	7.90%, 12/15/2022		20,629
24,000	7.90%, 12/15/2023		21,350
21,000	8.00%, 06/15/2022		19,154
21,000	8.00%, 12/15/2021		19,496
	Iglesia Templo Jerusalen
36,000	7.90%, 06/12/2033		29,358
37,000	7.90%, 12/12/2032		30,225
46,000	7.90%, 12/12/2027		39,316
48,000	7.90%, 06/12/2029		40,474
58,000	7.90%, 06/12/2028		49,341
60,000	7.90%, 12/12/2028		50,820
65,000	7.90%, 12/12/2029		54,587
68,000	7.90%, 06/12/2030		56,834
76,000	7.90%, 12/12/2033		61,879
79,000	7.90%, 12/12/2035		63,887
86,000	7.90%, 12/12/2036		69,436
93,000	7.90%, 06/12/2034		75,600
96,000	7.90%, 12/12/2034		77,923
100,000	7.90%, 06/12/2035		81,060
108,000	7.90%, 06/12/2036		87,232
Virginia		0.03%
	New Life Anointed Ministries International, Inc. (c) (d)
171,000	7.80%, 06/21/2020		1,727
64,000	7.80%, 06/21/2022		640
103,000	7.80%, 06/21/2024		1,030
100,000	7.80%, 12/21/2020		1,000
60,000	7.80%, 12/21/2023		600
142,000	7.80%, 12/21/2025		1,420
124,000	7.80%, 06/21/2023		1,240
115,000	7.80%, 12/21/2024		1,150
Washington		1.54%
	Cascade Christian Center of Skagit Valley (c) (d)
3,000	8.40%, 04/20/2028		2,185
4,000	8.40%, 10/20/2036		2,913
6,000	8.40%, 04/20/2035		4,369
9,000	8.40%, 04/20/2033		6,554
10,000	8.40%, 04/20/2026		7,340
11,000	8.40%, 10/20/2026		8,076
20,000	8.40%, 04/20/2027		14,686
20,000	8.40%, 10/20/2021		14,564
21,000	8.40%, 04/20/2022		15,391
22,000	8.40%, 10/20/2022		16,128
23,000	8.40%, 04/20/2023		16,864
24,000	8.40%, 04/20/2024		17,604
24,000	8.40%, 10/20/2023		17,602
26,000	8.40%, 10/20/2024		19,076
28,000	8.40%, 10/20/2030		20,390
38,000	8.40%, 04/20/2036		27,672
44,000	8.40%, 04/20/2031		32,041
46,000	8.40%, 10/20/2031		33,497
48,000	8.40%, 04/20/2032		34,954
48,000	8.40%, 10/20/2035		34,954
50,000	8.40%, 10/20/2032		36,410
54,000	8.40%, 10/20/2033		39,323
57,000	8.40%, 04/20/2034		41,507
58,000	8.40%, 10/20/2034		42,236
Washington, DC		0.27%
	Metropolitan Baptist (c) (d)
45,000	8.40%, 07/12/2018		7,591
77,000	8.20%, 01/12/2015		13,051
80,000	8.30%, 07/12/2015		13,544
98,000	8.40%, 01/12/2018		16,513
100,000	8.40%, 01/12/2027		16,640
130,000	8.40%, 01/12/2033		21,632

Total Church Mortgage Bonds (Cost $41,250,638)		87.39%	28,777,931

CHURCH MORTGAGE LOANS (b)

California		2.96%
	Mount Olive Missionary Baptist Church of Fresno (f)
956,378	3.50%, 08/01/2013		545,422
	The Sound of His Voice Christian Fellowship, Inc. (c) (d)
1,034,864	7.75%, 09/01/2037		427,813
Georgia		1.81%
	God First Breakthrough Ministries, Inc. (f)
1,074,166	6.50%, 03/01/2014		596,699
Nevada		0.80%
	Iglesia Chrisiana Verbo De Dios, Inc. (c) (f)
414,035	0.00%, 01/01/2014		264,030
New Jersey		2.14%
	Igreja Batista Do Calvario
756,743	8.75%, 08/01/2038		703,998
Texas		4.59%
	Pleasant Grove Missionary Baptist Foundation (c) (d)
1,711,033	7.50%, 08/01/2033		1,511,356

Total Church Mortgage Loans (Cost $5,947,219)		12.30%	4,049,318

SHORT TERM INVESTMENTS		3.50%

Money Market Funds
1,153,530	Fifth Third Institutional Money Market - 0.01%*		1,153,530
	(Cost $1,153,530)

Total Investments - (Cost $48,351,387)		103.19%	$33,980,779

LIABILITIES IN EXCESS OF OTHER ASSETS		(3.19)%	(1,053,164)

Net Assets		100.00%	$32,927,615

(a)  The Issuer has the right to redeem the Bonds on any quarterly anniversary of the issue date, in whole or in part, without premium or penalty.  The Issuer does not have the right to extend the terms of the offering.  The Bonds are generally considered to be illiquid due to the limited, if any, secondary market.

(b)  The Mortgagee has the right to prepay the Loans at any time.  The Loans are generally considered to be illiquid due to the limited, if any, secondary market.  The Fund participates in the principal and interest payments from the Mortgagee with the California Baptist Foundation's Church Loan Fund.  See Note 3.

(c) Represents non-income producing security.

(d)  Security is in default or is delinquent on interest or principal payments.  As a result, further action towards the issuer is being taken by the trustee on behalf of bondholders, in the form of a demand letter, foreclosure, forbearance, liquidation of the underlying collateral or bankruptcy of the issuer

(e) Security is pledged as collateral for the note payable.
(f) The trustee of the issuer has completed restructuring of the mortgage. The restructured terms reduced the interest rate and/or shortened the maturity period.

* Variable rate security; the coupon rate shown represents the yield at September 30, 2012.

Capstone Church Capital Fund
Statement of Assets and Liabilities
September 30, 2012

Assets:
Investments in Securities, at Fair Value (Cost $48,351,387)	$ 33,980,779
Interest receivable	303,343
Prepaid expenses	9,000
Total Assets	34,293,122
Liabilities:
Note Payable (Note 8)	1,200,000
Accrued Management Fees (Note 4)	12,395
Accrued Administrative Fees (Note 4)	2,066
Accrued Service Fees (Note 4)	4,132
Accrued Compliance Fees (Note 4)	2,439
Accrued Legal and Professional Fees	111,899
Accrued Interest (Note 8)	4,000
Other Accrued Expenses	28,576
Total Liabilities	1,365,507
Net Assets	$ 32,927,615

Net Assets Consist of:
Paid In Capital	$ 48,057,903
Distributions in Excess of Accumulated Undistributed Net Investment Income	(374,224)
Accumulated Realized Loss on Investments	(385,456)
Unrealized Depreciation in Fair Value of Investments	(14,370,608)
Net Assets, for 1,959,174 Shares Outstanding (6,200,000 Shares Authorized)	$ 32,927,615

Net Asset Value per share ($32,927,615/1,959,174 shares)	$ 16.81
Maximum offering price per share (Net Asset Value per share/.9675) (Note 1)	$ 17.37

The accompanying notes are an integral part of these financial statements.

Capstone Church Capital Fund
Statement of Operations
For the year ended September 30, 2012

Investment Income:
Interest	$ 1,718,565
Total Investment Income	1,718,565

Expenses:
Advisory Fees (Note 4)	179,681
Audit Fees	101,280
Service Fees (Note 4)	99,471
Legal Fees	89,620
Interest Expense	75,949
Transfer Agent and Accounting Fees (Note 4)	53,615
Appraisal Fees	45,082
Miscellaneous Fees	44,436
Printing and Mailing Fees	33,232
Compliance Fees (Note 4)	33,081
Administrative Fees (Note 4)	29,947
Registration Fees	20,998
Trustees' Retainer and Meeting Expenses	15,967
Custody Fees	8,398
Insurance Expense	5,694
Total Expenses	836,451
Voluntary Expense Waiver from the Distributor (Note 4)	(39,576)
Net Expenses	796,875

Net Investment Income	921,690

Realized and Unrealized (Loss) on Investments:
Realized Loss on Investments	(317,517)
Net Change in Unrealized Depreciation on Investments	(8,167,341)
Realized and Unrealized Loss on Investments	(8,484,858)

Net Decrease in Net Assets Resulting from Operations	$ (7,563,168)

The accompanying notes are an integral part of these financial statements.

Capstone Church Capital Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	9/30/2012	9/30/2011
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 921,690	$ 1,844,951
Net Realized Loss on Investments	(317,517)	(64,800)
Change in Unrealized Depreciation on Investments	(8,167,341)	(2,077,077)
Net Decrease in Net Assets Resulting from Operations	(7,563,168)	(296,926)

Distributions to Shareholders:
Net Investment Income	(944,038)	(2,008,998)
Total Dividends and Distributions Paid to Shareholders	(944,038)	(2,008,998)

Capital Share Transactions:
Proceeds from Sale of Shares	27,448	38,483
Shares Issued on Reinvestment of Dividends	218,146	849,368
Cost of Shares Repurchased	(4,024,608)	(2,584,647)
Net Decrease from Shareholder Activity	(3,779,014)	(1,696,796)

Net Assets:
Net Decrease in Net Assets	(12,286,220)	(4,002,720)
Beginning of Period	45,213,835	49,216,555
End of Period (Including Distributions in Excess of Accumulated
Undistributed Net Investment Loss of ($374,224) and ($351,876), respectively)	$ 32,927,615	$ 45,213,835

Share Transactions:
Shares Sold	1,376	1,561
Shares Issued on Reinvestment of Dividends	10,963	39,342
Shares Repurchased	(212,076)	(117,125)
Net Decrease in Shares	(199,737)	(76,222)
Outstanding at Beginning of Period	2,158,911	2,235,133
Outstanding at End of Period	1,959,174	2,158,911

The accompanying notes are an integral part of these financial statements.

Capstone Church Capital Fund
Statement of Cash Flows
For the year ended September 30, 2012

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$ (7,563,168)
Adjustments to reconcile net decrease in net assets from
operations to net cash provided by operating activities:
Proceeds from disposition of long-term investment securities	1,934,801
Sale of short-term investments, net	1,458,879
Decrease in Prepaid Expenses	4,032
Decrease in Interest Receivable	361,274
Increase in Accrued Expenses	42,376
Unrealized depreciation on investments	8,167,341
Realized loss from investments	317,517
Net cash provided by operating activities	$ 4,723,052

Cash flows provided by (used for) financing activities:
Repayment on note payable	$ -
Proceeds from shares sold	27,448
Distributions paid in cash	(725,892)
Payments for shares purchased	(4,024,608)
Net cash provided by (used for) financing activities	(4,723,052)

Net increase/(decrease) in cash	$ -

Cash (excluding short-term investments):
Beginning balance	-
Ending balance	$ -

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of dividends of $218,146.

Interest paid during the year ended September 30, 2012 amounted to $92,201.

The accompanying notes are an integral part of these financial statements

Capstone Church Capital Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Year ended	Year ended	Year ended	Year ended	Year ended
	9/30/2012	9/30/2011	9/30/2010	9/30/2009	9/30/2008

Net Asset Value, at Beginning of Year (a)	$ 20.94	$ 22.02	$ 23.59	$ 23.84	$ 23.98

Income From Investment Operations:
Net Investment Income (b)	0.45	0.86	1.15	1.33	1.43
Net Loss on Securities (Realized and Unrealized)	(4.12)	(1.00)	(1.51)	(0.21)	(0.09)
Total from Investment Operations	(3.67)	(0.14)	(0.36)	1.12	1.34

Distributions:
Net Investment Income	(0.46)	(0.94)	(1.21)	(1.35)	(1.48)
Return of capital	-	-	-	(0.02)	-
Total from Distributions	(0.46)	(0.94)	(1.21)	(1.37)	(1.48)

Repurchase Fees	-	-	-	-	-

Net Asset Value, at End of Year (a)	$ 16.81	$ 20.94	$ 22.02	$ 23.59	$ 23.84

Market Value (c)	$ -	$ -	$ -	$ -	$ -

Total Return (d)	(17.85)%	(0.68)%	(1.72)%	4.84%	5.75%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 32,928	$ 45,214	$ 49,217	$ 57,207	$ 48,504
Before Reimbursements, Waivers and Recoupments
Ratio of Expenses to Average Net Assets	2.10%	1.92%	1.14%	1.17%	1.22%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.22%	3.88%	4.83%	5.45%	5.77%
After Reimbursements, Waivers and Recoupments
Ratio of Expenses to Average Net Assets	2.00%	1.82%	1.06%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	2.32%	3.98%	4.91%	5.62%	5.99%
Portfolio Turnover	0.00%	0.00%	0.00%	4.19%	17.74%
Average Short-term Borrowing Outstanding	$ 752,877	$ 1,163,836	$ 0	$ 0	$ 0
Weighted Average Fund Shares Outstanding (Thousands)	2,056	2,144	N/A	N/A	N/A
Average Short-term Borrowing Outstanding Per Share	$ 0.37	$ 0.54	N/A	N/A	N/A
Asset Coverage	2844%	3868%	N/A	N/A	N/A

(a) Price does not include sales charge.

(b) Amount calculated based on average shares outstanding throughout the year.

(c) There is no established secondary market for the Fund's shares.

(d) Total return is computed assuming shares are purchased and redeemed at the Fund's net asset value and excludes the effect of sales charges and repurchase fees.  Dividends are assumed to be reinvested at the Fund's net asset value.

Pursuant to a waiver by the Fund's distributor, from December 7, 2006 through January 28, 2009, no sales charge is applicable to sales of Fund shares.
A maximum sales charge of up to 1.50%, unless waived or reduced, was applicable to sales of Fund shares beginning January 29, 2009.
Effective August 1, 2010, the maximum sales charge of up to 3.25%, unless waived or reduced, was applicable to sales of Fund shares.

N/A Not applicable

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2012

(1)

ORGANIZATION

The Capstone Church Capital Fund (the "Fund") is a non-diversified closed-end management investment company. The Fund was organized as a Delaware statutory trust in October 2004, and is registered with the Securities and Exchange Commission (“SEC”).  The Fund’s principal business is investing its assets in mortgage bonds and mortgage loan obligations issued by churches and other Christian non-profit organizations that have a stated Christian mission (“Borrowers”). Church mortgage bonds are corporate debt securities issued by U.S. local churches, denominations and associations, educational institutions, and other Christian mission related organizations for  purposes including construction, purchase or refinancing of existing real property.  Church mortgage loans are obligations of Borrowers issued for various purposes, including construction, property purchases or refinancing of existing real property.  The Fund may invest up to 20% of its net assets plus any borrowings for investment purposes in short-term money market instruments and other non-church mortgage bond and non-church mortgage loan investments.  Investments in short-term money market instruments will reduce the Fund’s overall portfolio maturity and may reduce the Fund’s yield.

A sales charge generally ranging from 3.25% to 0.50% of the offering price became effective August 1, 2010.  From January 29, 2009 through July 31, 2010, a sales charge generally ranging from 1.50% to 1.00% of the offering price, declining to 0% for investments over $1,000,000, was in effect.  From December 7, 2006 through January 28, 2009, the Fund’s shares were not subject to a sales charge.  Currently, there is no established secondary market for the Fund’s shares nor is one expected to develop.  Pursuant to a fundamental policy, in effect through October 2010, the Fund made an offer each calendar quarter to repurchase, at net asset value, a portion of its outstanding shares.  The percentage of the outstanding shares subject to repurchase was set quarterly by the Board of Trustees and was no less than 5% and no more than 25% of the Fund’s outstanding shares.   The deadline for submitting repurchase requests was 4:00PM Eastern Time on the last business day of each calendar quarter, unless shareholders were otherwise notified.  The Fund’s net asset value for the repurchase offer was computed no more than 14 days after the repurchase request deadline.  On November 29, 2010, the Fund received shareholder approval to modify this fundamental policy to make such repurchase offer annually.  Effective as of September 30, 2011, the deadline for submitting repurchase requests is 4:00 PM Eastern Time on the last business day of August of each year.  The percentage of the outstanding shares subject to repurchase will be set annually by the Board of Trustees and would be no less than 5% and no more than 25% of the Fund’s outstanding shares.  The Fund’s net asset value for the repurchase offer would be computed no more than 14 days after the repurchase deadline.  See Note 5.

(2)

INVESTMENT OBJECTIVE:

The Fund’s investment objective is to provide a high level of current income.  It seeks to achieve this objective through investing primarily in church mortgage bonds and church mortgage loans.

(3)

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.  The following summarizes the significant accounting policies of the Fund.

Security Valuation

The Fund’s investments in church mortgage bonds and church mortgage loans are generally considered to be illiquid due to the limited, if any, secondary market for these bonds. In the absence of such secondary market, the Fund values investments in church mortgage bonds on the basis of readily available market quotations or, lacking such quotations, a pricing service when such prices are believed to reflect fair value.  Bonds and mortgage loans with no readily available market quotations or pricing service valuations are fair valued using policies approved by and under the general oversight of the Board of Trustees.

In determining fair value, all relevant qualitative and quantitative factors available are considered.  These factors are subject to change over time and are reviewed periodically.  Capstone Asset Management Company’s (“CAMCO” or “Adviser”) fair valuation process is reviewed and refined by the Adviser’s internal Valuation Committee no less than monthly and is subject to quarterly review and approval from the Fund’s Board of Trustees.

For performing bonds in which there is an available valuation published by an independent pricing service, the inputs are developed using various valuation methodologies such as matrix pricing, broker quotations and market transactions.  Inputs may include price information, specific and broad credit data, corporate yield curves, yields of new issue church bonds, information related to principal and interest payments, as well as other factors.  Inputs used by the pricing service may not be considered observable and may be considered proprietary.

Because of the increased availability of evaluated prices from the pricing service, there was an increased use of such prices by the Fund during the year.  When the price from an independent pricing service is unavailable, the Adviser’s internal Valuation Committee will use the Market or Income Approach, whichever is appropriate.

Fair value may be determined using a matrix formula (Market Approach) that derives a price based on relevant factors, including principal amount, interest rate, term, credit quality and spreads determined under a church bond benchmark yield curve.  The Adviser constructs and maintains a church bond benchmark yield curve based on new issue church bonds meeting the Fund’s investment requirements.  The Adviser obtains credit research and analysis from various industry sources, including an underwriter of church mortgage bonds.  The Market Approach is sensitive to changes in the yield of new church bond issues and the discount rate applied to the matrix.  A reduced yield causes the price to decrease.  An increased discount rate causes the price to decrease.

When the bond issue becomes delinquent on sinking fund payments or when significant principal or balloon payments are due within the next 3 years, it is the judgment of the Adviser that the credit quality of the issuer may be impacted.  Pursuant to fair value procedures adopted by the Fund’s Board of Trustees, the Adviser will determine an adjustment to the matrix price.   The relevant inputs that the Adviser may consider in establishing the fair value include, but would not be limited to:

-

the general conditions in the church bond market and the overall financial market

-

the transaction price of any recent sales or purchases of the security

-

the transaction price, maturity and yield-to-maturity of any other fixed income security of the issuer

-

the estimated value of the underlying collateral

-

the issuer’s payment history, including the consideration of default on interest payments and/or delinquency of sinking fund payments; as well as conditions for accrual of interest and consideration of the collectability of accrued interest

In addition, the fair value procedures have specific provisions for treatment of defaulted bonds.  When it becomes more than a remote possibility that foreclosure proceedings are probable, the Adviser will take an Income Approach to the valuation of the securities.  The relevant inputs that the Adviser may consider in using the Income Approach to determine a fair value include, but would not be limited to:

-

any current independent appraisal values

-

any current listing price

-

index adjusted appraisal values based on published real estate sources

-

estimated costs associated with the disposition of the property

~~-~~

risk adjusted discount rate

~~-~~

estimated time to sell in years

-

     probability of foreclosure

The Income Approach is sensitive to changes in appraisal value, costs associated with the disposition of property, discount rates, estimated time to sell and the probability of foreclosure.  An increase in an appraisal value causes the fair value to increase, conversely a decrease in an appraisal value causes fair value to decrease.  Such movements in the appraised value would be deemed to have the most significant impact on fair value under the Income Approach.  An increase in costs associated with disposition of property, discount rates, estimated time to sell and the probability of foreclosure cause the fair value to decrease.  A decrease to the aforementioned types of changes cause the fair value to increase.

Similar methods are used to value church mortgage loans held  by the Fund.  Additionally, the Fund’s investments in church mortgage loans represent participations in the principal and interest payments from the Mortgagee with the California Baptist Foundation’s Church Loan Fund (“Loan Fund”).The trustee of the investments held by the Loan Fund (including the participations in church mortgage loans with the Fund) is actively seeking to liquidate and/or restructure all of the Loan Fund’s investments. See Note 10. In determining the fair value of the church mortgage loans, the Adviser also considered the potential results of the trustee’s actions, including restructuring, refinance, acceleration of payments or other liquidation of property collateralizing the church mortgage loans.

Because of the inherent uncertainty of valuations determined by utilizing the above procedures, the estimated fair values may differ significantly from the values that another party might estimate or that would have been used had a ready market for the investments existed.  The differences could be material. The estimated fair values may also be influenced by various market trends and can fluctuate significantly.  As a result, it is reasonably possible that management’s estimate of fair value may have significant changes in the near term.  See Note 10.

U.S. Treasury Obligations held in the Fund’s portfolio may be valued on the basis of prices furnished by one or more pricing services that determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders.  In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for the securities, or the mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day.  Short-term obligations held by the Fund that mature in 60 days or less are valued at the amortized cost if their original term to maturity when acquired by the Fund was 60 days or less, or are valued at amortized cost using their value on the 61st day prior to maturity if their original term to maturity when acquired by the Fund was more that 60 days, unless in each case this is determined not to represent fair value.  Repurchase agreements will be valued at cost plus accrued interest. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Trustees.  Investments in money market funds are generally priced at the money market fund’s ending Net Asset Value (“NAV”).

In determining fair value, the Fund uses various valuation approaches.  GAAP establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.  Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund.  Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Quoted prices in active markets for identical assets or liabilities.

Level 2 - Other significant observable inputs, including, but not limited to, quoted prices in markets that are not active, quoted prices for similar securities, interest rates, prepayment speeds and credit risks.

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table presents information about the Fund’s assets measured at fair value as of September 30, 2012:

Assets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of September 30, 2012
Church Mortgage Bonds	$ -	$ -	$ 28,777,931	$ 28,777,931
Church Mortgage Loans	-	-	4,049,318	4,049,318
Short Term Investments	1,153,530	-	-	1,153,530
	$ 1,153,530	$ -	$ 32,827,249	$ 33,980,779

It is the Fund’s policy to recognize transfers between levels at the end of the reporting period. There were no transfers between levels during the year ended September 30, 2012.

See the Schedule of Investments for state classification of church mortgage bonds and loans.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Church Mortgage Bonds	Church Mortgage Loans	Total
Balance as of 9/30/2011	$ 37,988,510	$ 5,084,428	$ 43,072,938
Accrued Accretion/(Amortization)	(81)	-	(81)
Change in Unrealized Appreciation/(Depreciation)	(7,139,639)	(1,000,578)	(8,140,217)
Realized Gain/(Loss)	(343,951)	-	(343,951)
Gross Sales and Paydowns	(1,726,908)	(34,532)	(1,761,440)
Transfers In/(Out) of Level 3	-	-	-
Balance as of 9/30/2012	$ 28,777,931	$ 4,049,318	$ 32,827,249

The total change in unrealized appreciation/(depreciation) for the year ended September 30, 2012 included in the Statement of Operations attributable to Level 3 investments still held at September 30, 2012, includes:

Change in Unrealized
Appreciation/(Depreciation)
Church Mortgage Bonds	$ (7,194,972)
Church Mortgage Loans	(1,000,578)
Total	$ (8,195,550)

The following is a summary of quantitative information about significant unobservable valuation inputs approved by a committee in accordance with procedures adopted by the Board for Level 3 Fair Value Measurements for investments held at September 30, 2012:

Type of Assets               Fair Value at

     Valuation                           Unobservable

                                     Sept. 30, 2012        Techniques                         Input(s)                                    Range

Church Mortgage            $16,622,852

Income Approach

Disposition costs

10% - 31%

Bonds and Loans

Discount rate

4.8% - 6.5%

Time to sell

1 - 3 years

Church Mortgage Bonds     $999,928

Market Approach

New issue bond

and Loans yield

5.6% - 7.6%

Discount

.50 basis points

Total

       $17,622,780

Security Transactions and Investment Income

For financial reporting purposes, portfolio security transactions are recorded on the trade date.  Net realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.  Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis.  Debt obligations are placed in a non-accrual status and related interest income reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful as identified by the Adviser as part of the valuation process. The treatment of such accruals and receivables may be different for federal income tax purposes.

Purchases and sales of investment securities (excluding short-term investments, U.S. government and U.S. government agency securities) aggregated $0 and $1,934,801, respectively, for the year ended September 30, 2012.

Dividends and Distributions

Effective October 1, 2010, dividends are declared and paid quarterly.  Distributions from net realized capital gains, if any, will be declared and distributed at least annually.

Income dividends and capital gains distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Fund.  To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

Federal Income Taxes

The Fund intends to qualify as a regulated investment company under Sub-chapter M of the Internal Revenue Code and accordingly will generally not be subject to federal and state income taxes or federal excise taxes to the extent that the Fund intends to make sufficient distributions of net investment income and net realized capital gains.  For the year ended September 30, 2012, the Fund qualified under the provisions and accordingly, no provision for federal income tax has been made.

As of and during year ended September 30, 2012, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Fund’s Statement of Operations.  During the year ended September 30, 2012, the Fund did not incur any interest or penalties.  The Fund is subject to examination by U.S. federal tax authorities for tax years ending September 30, 2009 and after.  For all open tax years, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Further, management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of any unrecognized tax benefits will significantly change over the next fiscal year.

 (4)

INVESTMENT ADVISORY FEE AND OTHER AGREEMENTS

CAMCO, a wholly-owned subsidiary of Capstone Financial Services, Inc. (“CFS”), serves as investment adviser to the Fund.  During the year, the Fund’s Board of Trustees approved a new advisory agreement with CAMCO which was submitted to the shareholders for approval on November 18, 2011, as a result of a change in control which occurred on January 12, 2012.  CAMCO provides investment advisory and administrative services to other investment companies, pension and profit-sharing accounts, corporations and individuals.  Subject to the authority of the Board of Trustees, the Adviser provides the Fund with continuous investment advisory services in accordance with an investment advisory agreement (the "Advisory Agreement") between the Adviser and the Fund.  As compensation for its services as investment adviser, the Fund pays CAMCO, on a monthly basis, an investment advisory fee calculated daily at the annual rate of 0.45% on the first $500 million of the Fund’s average daily net assets.  The rate declines to 0.40% on the next $500 million, and to 0.375% on average daily net assets in excess of $1.0 billion.  For the year ended September 30, 2012, the Fund incurred advisory fees of $179,681.

CFS Consulting Services, LLC (“CCS”), an affiliate of CAMCO and a wholly owned subsidiary of CFS, serves as administrator for the Fund.  For its services as administrator, CCS receives a monthly fee from the Fund calculated at the annual rate of 0.075% on the first $500 million of the Fund's average daily net assets.  The rate declines to 0.06% on the next $500 million and to 0.05% on average daily net assets in excess of $1.0 billion.  For the year ended September 30, 2012, the Fund incurred total administrative fees of $29,947.  During the year, the Fund’s Board of Trustees approved a new administration agreement with CCS which was submitted to the shareholders for approval on November 18, 2011, as a result of a change in control which occurred on January 12, 2012.

CCS, pursuant to a Compliance Services Agreement, provided certain compliance services for the Fund and the Board, including the services of the Chief Compliance Officer (“CCO”) for the Fund.  For these services the Fund pays CCS a monthly fee at the annual rate of 0.025% of average daily net assets for compliance services other that the compensation of the CCO. In addition, the CCO compensation is paid monthly at an annual rate of $21,000.  For the year ended September 30, 2012, the Fund incurred compliance service and CCO fees of $33,081.

Capstone Asset Planning Company (“CAPCO” or “ Distributor”), an affiliate of CAMCO and a wholly-owned subsidiary of CFS, acts as the principal underwriter of the Fund’s shares pursuant to a written agreement with the Fund (the "Distribution Agreement").  The Distributor has the exclusive right to distribute shares of the Fund through unaffiliated dealers.  The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such Fund shares as may be sold to the public.  The Distributor is not obligated to sell any stated number of shares. During the year ended September 30, 2012, the distributor received sales charges of $13.  A maximum sales charge of 1.50% was applicable to the sale of Fund shares from January 29, 2009 through July 31, 2010.  From August 1, 2010 through September 30, 2012, a maximum sales charge of 3.25% was applicable to the sale of Fund shares.  Sales charges are waived for qualified fee-based financial advisors and non-profit organizations that have a stated Christian mission and that invest at least $50,000 in the Fund.

The Fund has adopted a Service Plan (the "Plan") which permits the Fund to compensate the Distributor for services and expenses incurred in connection with providing services to the Fund’s shareholders.  These services include, but are not limited to, the payment of compensation to securities dealers (which may include the Distributor itself) and other financial institutions and organizations (collectively, "Service Organizations") to obtain various shareholder services for the Fund.  These services include, among other things, payments to employees or agents of the Distributor who assist in or support the provision of shareholder services, processing new shareholder account applications, preparing and transmitting to the Fund’s Transfer Agent information on transactions by customers and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.  The Plan provides that payments will be made to the Distributor at an annual rate of 0.25% of the average daily net assets of the Fund.  Out of its compensation and subject to applicable regulatory requirements, the Distributor may make reallowances to Service Organizations, the amount of such reallowances to be based on the average daily net asset value of shares of the Fund held by shareholders for whom the Service Organization provides services.  Any remaining amounts not so allocated will be retained by the Distributor. During the year ended September 30, 2012, fees accrued under the Plan were $99,471 of which $39,576 was voluntarily waived by the Distributor.

Certain officers and trustees of the Fund are also officers of CFS, CAMCO, CAPCO and CCS.

Mutual Shareholder Services, LLC (“MSS”) serves as the Fund’s transfer agent and fund accountant.  Under the terms of the Shareholder Servicing Agreement, MSS will be paid annual per account fees.  Under the terms of the Accounting Agreement, MSS is entitled to a monthly fee calculated at the annual rate of $30,500 on average net assets up to $50 million in addition to fees related to transfer agency services and certain other out of pocket expenses.  For the year ended September 30, 2012, the Fund incurred transfer agent and accounting fees and expenses of $53,615.

(5)

REPURCHASE OFFERS

Pursuant to the Fund’s fundamental policy (Note 1), the Board of Trustees authorized the Fund to offer to repurchase 5% of its outstanding shares on September 30, 2011 and August 31, 2012.  In accordance with SEC guidelines, the Fund’s Board of Trustees can authorize an additional 2% of the shares outstanding if tendered shares exceed the offered amount.  During the period October 1, 2011 through September 30, 2012, the Fund repurchased shares as follows:

Repurchase request deadline	9/30/2011
Repurchase pricing date	10/07/2011
Shares repurchased	108,978
Percentage of Fund shares outstanding	5.00%

Repurchase request deadline	8/31/2012
Repurchase pricing date	9/12/2012
Shares repurchased	103,098
Percentage of Fund shares outstanding	5.00%

The Fund will, under normal circumstances, price such shares that are repurchased in connection with a repurchase offer at the Fund’s net asset value (“NAV”) determined after the close of business not more than 14 calendar days following the Repurchase Request Deadline, provided it appears that the use of such NAV is not likely to result in significant dilution of the NAV of either shares that are tendered for repurchase or shares that are not tendered.  This policy may be amended by the Fund’s Board of Trustees, subject to applicable regulatory limits and its fundamental policies.

(6)

FEDERAL INCOME TAXES

As of September 30, 2012, the cost of investments, gross unrealized appreciation and depreciation of investment securities and components of distributable earnings on a tax basis were as follows:

Cost of Investments	$49,294,218
Gross unrealized appreciation	$10,056
Gross unrealized depreciation	(15,323,495)
Net unrealized depreciation	(15,313,439)
Undistributed ordinary income	261,757
Undistributed Realized Long Term Capital Gain/(Loss)	(67,939)
Total distributable earnings	$(15,119,621)

As of September 30, 2012, the difference between total distributable earnings on a book basis and tax basis is due primarily to timing differences in recognizing certain organizational expenses related to the commencement of operations, differing treatment for the recognition of interest income, and post-October loss deferral of $317,517.

As of September 30, 2012, the Fund had a capital loss carryforward totaling $67,939.  Of that amount $1,899 expires on September 30, 2016, and $1,240 expires on September 30, 2017, and both are treated as short-term capital losses.  The remaining $64,800 has no expiration and is treated as long-term capital losses.

The tax character of distributions paid for year ended September 30, 2012 was as follows:

Ordinary income	$ 944,038

The tax character of distributions paid for year ended September 30, 2011 was as follows:

Ordinary income	$ 2,008,998

(7)

SIGNIFICANT RISKS

Concentration Risk. Because the Fund invests principally in church-related obligations that are collateralized by interests in real property, it can be adversely affected by negative developments impacting church-related institutions, as well as by negative developments impacting real property generally. Such developments could include changes in tax or zoning laws, changes in government policies toward church-related institutions, and interest rate and other general economic changes, as well as changes affecting particular neighborhoods.

Church Mortgage Bonds and Loans. There is less readily available, reliable information about most church mortgage bonds and church mortgage loans than is the case for many other types of securities. In addition, there is no nationally recognized independent rating organization that evaluates or provides ratings for church mortgage bonds or church mortgage loans or for borrowers.

Illiquidity. Church mortgage bonds and church mortgage loans are not listed on any national securities exchange or automated quotation system and no active trading market exists for these instruments. As a result, church mortgage bonds and church mortgage loans are generally illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. The risks of illiquidity are particularly important when the Fund's operations require cash, and may in certain circumstances require that the Fund borrow to meet short-term cash requirements. The market for illiquid securities is more volatile than the market for liquid securities. To the extent that a secondary market does exist for church mortgage bonds and church mortgage loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund has no limitation on the amount of its assets that may be invested in securities that are not readily marketable or that are subject to restrictions on resale. The fact that a substantial portion of the Fund's assets will generally be invested in church mortgage bonds and church mortgage loans may restrict the ability of the Fund to dispose of its investments in a timely fashion and at a fair price, and sales of these investments could result in capital losses to the Fund and a decline in the value of shares. An economic downturn, adverse developments affecting real estate or churches, or a substantial increase or decrease in interest rates would adversely affect the value of the Fund's portfolio instruments, and thus of its shares, and would further limit the ability of the Fund to dispose of portfolio securities. Illiquid securities are also difficult to value, meaning that the Fund's calculated net asset value may not accurately reflect the value that could be obtained for its assets upon sale. See Note 10.

Risk of Subordination. Church mortgage bonds and church mortgage loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate these instruments to presently existing or future indebtedness of the borrower or take other action detrimental to holders of the bonds or loans. Such court action could under certain circumstances include invalidation of bonds or loans.

Borrower Credit Risk. Church mortgage bonds and church mortgage loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a church mortgage bond or church mortgage loan results in a reduction in income to the Fund, a reduction in the value of the church mortgage bond or church mortgage loan and a decrease in the Fund's net asset value per share. The risk of default increases in the event of an economic downturn, adverse developments affecting real estate or churches, or a substantial increase in interest rates.

In the event of bankruptcy of a particular issuer, the trustee with respect to a particular obligation may have discretion as to whether to liquidate the underlying collateral unless requested by the holders of a specified percentage of the outstanding unpaid principal amount of the obligation. There is no assurance that the trustee will decide to liquidate, or that the Fund will, alone, satisfy any applicable percentage test to require liquidation. There is also no assurance that the court will give the trustee the full benefit of its senior positions. In the event the trustee decides, or is required, to liquidate the collateral for a church mortgage bond or church mortgage loan, there is no assurance that a buyer will be found or that the sale of the collateral would raise enough cash to satisfy the borrower's payment obligation. If the terms of a church mortgage bond or church mortgage loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower's obligations under the church mortgage bond or church mortgage loan.

General Credit Risk.  The Fund’s investments in church mortgage bonds and church mortgage loans and other securities may have speculative characteristics and changes in economic conditions or other circumstances may lead to a weakened capacity to make principal and interest payments relative to obligations deemed of higher quality.

Interest Rate and Maturity Risk. When interest rates fall, the values of already-issued fixed income securities generally increase. The Fund expects that its church mortgage bonds and loans will generally have stated maturities ranging from 15 to 30 years, with an average stated maturity of approximately 20 years, although prepayments will reduce the average maturity. The Fund may also invest in other debt obligations with maturities of approximately from one to fifteen years.  Investors should be aware that the longer the maturity of a fixed rate instrument, the greater the risk. Risks include a greater risk of borrower or issuer default and greater risk that interest rates will rise, which will negatively impact the value of the Fund's portfolio investments and the Fund's shares. Due to the illiquidity of the church mortgage bond and church mortgage loan markets, the Fund may be limited in its ability to turn over its investments to obtain instruments with more attractive rates of return.

Non-Diversified Status. The Fund has registered as a "non-diversified" investment company. This means that it may invest more than 5% of the value of its assets in the obligations of any single issuer, including obligations of a single borrower and thus is likely to have more of its assets invested in fewer issuers than if it were operated as a diversified investment company. The Fund does intend, however, to satisfy tax diversification requirements necessary to enable it to be taxed as a regulated investment company.

(8)

LOAN AGREEMENT

Effective July 15, 2011, the Fund renewed a $1,200,000 loan agreement with Foundation Capital Resources, Inc. with interest at an annual rate of 8.0%.  The weighted average interest rate is 8.0% and average borrowings are $752,877 for the year ended September 30, 2012. The loan matured on July 15, 2012. Effective July 15, 2012, the Fund renewed the $1,200,000 loan. The loan renewal calls for semi-annual principal reductions of $600,000, plus monthly interest payments on the outstanding balance.  The loan is due on July 15, 2013. The Fund paid fees of $12,080 and $18,500 in connection with the each loan renewal, respectively.

The Fund is required to maintain portfolio securities having a par value of at least three times the outstanding loan balance as security for the loan.  As of September 30, 2012, $1,200,000 was outstanding pursuant to the terms of the loan and the Fund had identified with the Fund’s custodian approximately $4,900,000 of the Fund’s portfolio securities to satisfy the security requirement of the loan agreement.

The Investment Company Act of 1940 (“1940 Act”) requires that the Fund maintain 300% asset coverage,  calculated by subtracting the Fund’s total liabilities, not including any amount representing bank loans and senior securities, from the Fund’s total assets and dividing the result by the principal amount of the borrowings outstanding.  As of September 30, 2012, asset coverage was 2,844%.

(9)

CONTINGENCIES AND COMMITMENTS

Under the Fund’s organizational documents its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain various representations and warranties and provide general indemnifications.  The Fund’s maximum exposure under these arrangements is dependent on future claims against the Fund and is presently unknown.  However, the Fund considers the risk of loss from such potential claims to be remote.

(10)      GOING CONCERN

As disclosed in the preceding footnotes, the Fund has certain obligations in the upcoming year, including repayment of its note payable, as well as redemption of Fund shareholders in accordance with its annual repurchase offer, requiring specific timely payments.  These obligations, along with the cash flow required to continue operation of the Fund, requires the Fund to be able to timely liquidate certain holdings, or generate other borrowings, in order to meet these obligations. These factors, as well as the current general illiquidity and lack of any secondary market for the Fund’s holdings, create an uncertainty about the Fund’s ability to continue as a going concern. Management of the Fund intends to vigorously pursue sales of the Fund’s holdings and believes that such sales, coupled with the expected liquidation of defaulted securities, an extension of the line of credit and the ongoing collection of interest and principal payments, will be sufficient to satisfy the operating and repurchase funding requirements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Capstone Church Capital Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Capstone Church Capital Fund (the “Fund”), as of September 30, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2012 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capstone Church Capital Fund as of September 30, 2012, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 3 to the financial statements, the financial statements include investments valued at $17,622,780 (54% of net assets) as of September 30, 2012, whose fair values have been estimated by management in accordance with policies approved by and under the general oversight of the Board of Trustees in the absence of readily determinable fair values.

The accompanying financial statements have been prepared assuming that the Fund will continue as a going concern. As discussed in Note 10 to the financial statements, the Fund may not have sufficient cash to continue to meet its obligations. This condition raises substantial doubt about the Fund’s ability to continue as a going concern. Management’s plans regarding those matters are also described in Note10. The financial statements do not include any adjustments that might results from the outcome of this uncertainty.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

November 29, 2012

CAPSTONE CHURCH CAPITAL FUND

ADDITIONAL INFORMATION

SEPTEMBER 30, 2012

PROXY VOTING GUIDELINES

Because the securities in which the Fund invests do not have voting rights, the Fund does not have proxy voting guidelines.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on December 31 and June 30. The Form N-Q filing must be made within 60 days of the end of the quarter.  The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-262-6631.  The portfolio holdings are also available at www.capstonechurchcapitalfund.com.

DISCUSSION OF ANNUAL REVIEW AND APPROVAL OF ADVISORY CONTRACT FOR CAPSTONE CHURCH CAPITAL FUND (Unaudited)

The current advisory contract, which took effect on January 12, 2012, runs until January 12, 2014.  It was last approved by the Funds’ Board of Trustees on August 9, 2011 and by the Fund’s shareholders on December 12, 2011.  The factors considered by the Board of Trustees in approving the contract were described in the Fund’s annual report for the Fund’s fiscal year ended September 30, 2011.  A copy of that description is provided below.

At its meeting held August 9, 2011, the Board considered the new Agreement, which has no material differences from the current Agreement, except for its date of commencement and term.  The Board had last previously reviewed and approved the current Agreement at its meeting held February 25, 2011 (“February meeting”).  At that meeting, the Board, and separately, the independent Trustees, gave extensive attention to how CAMCO was dealing with the challenges of managing the Fund during a very difficult market for real-estate-related investments, such as those held by the Fund.  They noted that CAMCO had been continuously open and informative with the Trustees throughout this period and conscientious and cooperative in working with the Fund’s independent auditors to evaluate matters affecting the valuation of its portfolio securities.  They noted that CAMCO had been devoting enormous amounts of its staff’s time to dealing with problems affecting its portfolio securities as a result of difficulties faced by churches represented in the Fund’s portfolio, under recent market conditions.  They also noted that CAMCO had been diligent in revising and updating its procedures to address newly-emerging matters.  On August 9, 2011, the Board and, separately, the independent Trustees, reviewed updates to the information provided by CAMCO at the February meeting regarding CAMCO’s business activities, the services it provides to the Fund, Fund performance, portfolio management, brokerage practices, Fund expenses and compensation, CAMCO profitability, and compliance, administration and other services provided by CAMCO or its affiliates and benefits to CAMCO and its affiliates from their relationships with the Fund.  The Board and the independent Trustees reaffirmed their conclusions from the February 25, 2011 meeting.

The independent Trustees also considered the profitability of CAMCO’s relationship with the Fund, including the various sources of fees and ancillary benefits to CAMCO and its affiliates.  They noted that the Fund’s compliance expenses would rise due to the Board’s approval at the August 9, 2011 meeting of a revised compliance services agreement under which the Fund would pay, in addition to the current compliance services fee, amounts for compensation of its Chief Compliance Officer, plus expenses related to attendance at meetings outside Houston.  They noted that their decision had been based on a determination that, in view of the nature of the regulatory relationship of the Chief Compliance Officer to the Fund’s Board, it was appropriate for the Fund to bear this expense.  They reviewed the formulation and amount of the Fund’s investment advisory fees, noting that the fee schedule contained breakpoints designed to give the Fund the advantages of potential economies of scale at higher asset levels.  They noted that they had considered information on fees paid by other bond funds at the February meeting, although they considered the Fund to be unique as a closed-end interval focused on church mortgage and church loan investments and, therefore, not closely comparable to other funds.  Nevertheless, they had concluded that the Fund’s fees were within the range of those paid by other bond funds deemed comparable for this purpose.  In considering the reasonableness of the Fund’s advisory fees, the independent Trustees had also reviewed information at the February meeting concerning fees charged by CAMCO to its other clients.  CAMCO represented to the Trustees that there had been no changes in those fees.  On this basis, the independent Trustees also considered various other sources of income to CAMCO and its affiliates due to their relationships with the Fund.

In considering the new Agreement, the Board and, separately, the independent Trustees, also reviewed information regarding the change of control transactions, the new controlling shareholder, and the implications of these changes on the ongoing operations of CAMCO with respect to its services to the Fund.  They noted that Dan Watson, who would be departing, had played a role in developing the Fund’s valuation procedures, but that there would be no other personnel changes affecting the Fund, and that its portfolio would continue to be managed by Claude Cody.  They extensively questioned CAMCO’s management regarding their experience with Steward Financial Holdings, Inc. (“SFH”), the new controlling shareholder.  SFH had been a shareholder of CFS since October 1, 2008, owning 21.89% of the voting shares and 44% of the equity interest in CFS prior to the change of control. SFH had also had representatives on the CFS Board of Directors.   CAMCO management personnel indicated to the Trustees at the meeting they were not aware of any material changes that SFH intended making to CAMCO or to its operations.  They also stated their belief that SFH did not intend to institute material changes in CAMCO or its operations in the immediately foreseeable future.  They noted that SFH’s interest was primarily in encouraging growth of the Capstone organization.  Thus, it was CAMCO’s opinion that SFH would strengthen the financial support for the Capstone organization without having other material effects on the operations of CAMCO and its affiliates or on the Funds, other than in the area of strategic planning.  The Trustees also took note that SFH’s affiliations were compatible with the Fund and with the values-based investment policies of other funds advised by CAMCO.  Based on the information they reviewed, the Trustees, including all the independent Trustees, were satisfied that SFH, as controlling shareholder, would not change the operations of CAMCO or the funds managed by CAMCO, including the Fund, in any material or negative way.  They therefore determined that the change of control should not alter their previous determinations to retain CAMCO as the Fund’s investment adviser and that CAMCO should continue to be retained as investment adviser on the same terms as under the then-current investment advisory contract.  Finally, the Trustees considered the legal requirements applicable in the case of this change of control.  Under those requirements,  following a change of control of this type, for at least three years following the change of control, at least 75% of the Fund’s Trustees must consist of persons who are independent of the adviser, both as the adviser was controlled prior to, and after, the change of control.  Additionally, no “unfair burden” may be placed on the Fund as a consequence of the change of control.  “Unfair burden” includes receipt of compensation, during the two-year period following the change of control, by specified related persons other than for bona fide services.  The Trustees concluded that the proposed arrangements related to the change of control would satisfy these requirements. The Trustees, and separately the independent Trustees, therefore unanimously approved the proposed new Agreement.

CAPSTONE CHURCH CAPITAL FUND

TRUSTEE AND EXECUTIVE OFFICERS

SEPTEMBER 30, 2012 (UNAUDITED)

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the Trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by the Trustees and their affiliations, if any, with Capstone Asset Management Company ("Adviser") and Capstone Asset Planning Company (the "Distributor").

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held By Trustee

Interested Trustee

Edward L. Jaroski * 3700 W Sam Houston Pkwy S Suite #250 Houston, TX 77042 Age: 65	Trustee, President & Chairman of the Board	From 2004	President and Director of Capstone Asset Management Company, Capstone Asset Planning Company and Capstone Financial Services, Inc.; President, CEO and Director of Capstone Financial Solutions, LLC and CFS Consulting Services, LLC from November 2008-Present; President, CEO and Director of Roger H. Jenswold & Company, Inc. from March 2010-Presenrt.	6	Director and Committee Member-Theater Under the Stars

Independent Trustees

John R. Parker 3700 W Sam Houston Pkwy S Suite #250 Houston, TX 77042 Age: 66	Trustee	From 2004	Self-employed Investor Consultant	6	None

James F. Leary 10000 N. Central Expressway Suite 400 Dallas, TX 75231 Age: 82	Trustee	From 2004	Financial Consultant; Managing Director of Benefit Capital Southwest	6	Director-Highland Funds Group; Director-Homeowners of America Insurance Company since 2006.

Leonard B. Melley, Jr. ** 6216 Yadkin Road Fayetteville, NC 28303 Age: 53	Trustee	From 2004	CEO/President of Freedom Stores, Inc.	6	None

John M. Briggs, CPA 435 Williams Road Wynnewood, PA 19096-1632 Age: 62	Trustee	From 2005	CPA, Former Treasurer of Susan G. Komen Breast Cancer Foundation from 2005 – 2011.	6	Director-Healthcare Services Group, Inc. since 1992.
William H. Herrmann, Jr. P.O. Box 6 Bryn Athyn, PA 19009 Age: 66	Trustee	From 2011	Herrmann & Associates, Financial Services	6	None
Executive Officers

Claude C. Cody, IV 3700 W Sam Houston Pkwy S Suite #250 Houston, TX 77042 Age: 61	Sr. Vice President	From 2010

Sr. Vice President  of Capstone Asset Management Company (2009- present);    Senior Vice President & Portfolio Manager/Analyst  of Roger H. Jenswold & Company, Inc. (2005 – present).  Officer of other Capstone Funds.

				N/A	None
Scott Wynant 3700 W Sam Houston Pkwy S Suite #250 Houston, TX 77042 Age: 56	Executive Vice President	From 2008

Executive Vice President of Capstone Financial Solutions, LLC and CFS Consulting Services, LLC from November 2008-present; Executive Vice President of Roger H. Jenswold & Company, Inc. from March 2010-Presenrt; Executive Vice President of AG Financial Wealth Management Solutions, LLC from April 1997 – August 2008. Officer of other Capstone Funds

				N/A	Northwest University Foundation (Investment Committee Member) and Christian Investment Forum (Board Member)

Richard A. Nunn 3700 W Sam Houston Pkwy S Suite #250 Houston, TX 77042 Age: 66	Sr. Vice President and Chief Compliance Officer	From 2004

Senior Vice President and  Chief Compliance Officer of Capstone Asset Management Company; Senior Vice President of Capstone Financial Services, Inc.;  Senior Vice President and Chief Compliance Officer of Capstone Financial Solutions, LLC from November 2008 – Present; Senior Vice President of CFS Consulting Services, LLC from November 2008-Present; Senior Vice President and  Chief Compliance officer  of Roger H. Jenswold & Company, Inc. from March 2010-Present; Officer of other Capstone Funds; MGL Consulting Corporation, independent consultants, Vice President Regulatory Affairs, 2000-present.  Richard A. Nunn, CPA, Business Consulting.

				N/A	Director-Brazos Presbyterian Homes (as of January 2013)

Kimberly Wallis McLaney 3700 W Sam Houston Pkwy S Suite #250 Houston, TX 77042 Age: 45	Asst. Vice President Compliance; also, since August 24, 2006, Asst. Secretary	From 2004

Asst. Vice President Compliance and Assistant Secretary of Capstone Asset Management Company and Capstone Financial Services, Inc.; Senior Vice President Compliance, Chief Compliance Officer and Secretary of Capstone Asset Planning Company, Asst. Vice President Compliance and Asst. Secretary of Capstone Financial Solutions, LLC from November 2008 - Present; Assistant Secretary of CFS Consulting Services, LLC from November 2008 – Present; Asst. Vice President Compliance and Asst. Secretary of Roger H. Jenswold & Company, Inc. from March 2010-Present; Officer of other Capstone Funds.

				N/A	None

Carla Homer 3700 W Sam Houston Pkwy S Suite #250 Houston, TX 77042 Age: 53	Treasurer and Principal Financial Accounting Officer	From 2004

Treasurer of Capstone Asset Management Company, Capstone Asset Planning Company and Capstone Financial Services, Inc.; Treasurer of Capstone Financial Solutions, LLC and CFS Consulting Services, LLC from November 2008 – Present; Treasurer of Roger H. Jenswold & Company, Inc. from March 2010-Present; Officer of other Capstone Funds.

				N/A	None

*

Mr. Jaroski is an "interested person" of the Capstone Church Capital Fund, as defined in the Investment Company Act of 1940, because of his position with the Adviser and Administrator and the Distributor.

**	Mr. Melley is married to the sister of Mr. Jaroski's wife.

Visit us online at
www.capstonechurchcapitalfund.com

For more complete information about the Capstone Church Capital Fund, including charges and expenses, contact the Distributor to receive a prospectus. Please read it carefully before you invest or send money.

Capstone Church Capital Fund

HOW TO GET MORE INFORMATION

Further information about the Fund is contained in:

The Statement of Additional Information ("SAI"). The SAI contains more detail about some of the matters discussed in this Prospectus. The SAI is incorporated into the Prospectus by reference.

Annual and Semi-Annual Reports about the Fund describe its performance and list its portfolio securities. They also include letters from Fund management describing the Fund's strategies and discussing market conditions and trends and their implications for the Fund.

You may obtain free copies of the SAI or reports, or other information about the Fund or your account by calling 1-800-262-6631.

You may also get copies of the SAI, reports, or other information about the Fund directly from the Securities and Exchange Commission ("SEC") by:

- visiting the SEC's public reference room. (Call 1-202-942-8090 for information or email publicinfo@sec.gov).
- sending a written request, plus a duplicating fee, to the SEC's Public Reference Section, Washington, D.C. 20549-0102.
- visiting the SEC's website — http://www.sec.gov/

The Fund's Investment Company Act File Number with the SEC is: 811-21662.

Capstone Asset Planning Company
3700 W. Sam Houston Parkway S., Suite 250
Houston, Texas 77042
1-800-262-6631
info@capstonechurchcapitalfund.com

Item 2. Code of Ethics.

(a) As of the end of the period covered by the contained in Item 1 of this Form N-CSR, the registrant has adopted a code of ethics (“Code”), as defined in Item 2 of Form N-CSR, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

This code of ethics is included as an exhibit.

(b) During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Registrant's Board of Trustees has determined that the Registrant has at least one Audit Committee Financial Expert serving on its Audit Committee.

3(a)(2) The Audit Committee Financial Expert is John Briggs, who is "Independent" for purposes of this item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

 2012

2011

(a) Audit Fees

$99,280

$90,000

(b) Audit-Related Fees

$0

$0

(c) Tax Fees

$2,000

$2,000

(d) All Other Fees

$0

$0

(e) Pre-Approval Policies and Procedures

For the fiscal years ended September 30, 2011, 2010, 2009, 2008, 2007, 2006 and 2005, 100% of the services described in paragraphs (b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

See Pre-Approval Policies and Procedures below.

PRE-APPROVAL POLICIES AND PROCEDURES

as adopted by the

AUDIT COMMITTEES

of

CAPSTONE SERIES FUND, INC.

STEWARD FUNDS,  INC.

CAPSTONE CHURCH CAPITAL FUND

 (each, a “Fund”)

The Sarbanes-Oxley Act of 2002 (“Act”) and rules adopted by the Securities and Exchange Commission (“SEC”) require that the Audit Committee of each Fund pre-approve all audit services and non-audit services provided to the Fund by its independent accountant (“Auditor”).1 The Act and such SEC rules also require that the Audit Committee of each Fund pre-approve all non-audit services provided by the Auditor to (i) the Fund’s investment manager, (ii) the Fund’s investment adviser, and (iii) any entity controlling, controlled by, or under common control with the investment manager or investment adviser that provides ongoing services to the Fund (entities in (i), (ii) and (iii), hereinafter “Service Affiliates”)2 if the engagement for such Service Affiliates relates directly to the operations and financial reporting of the Fund (“Covered Non-Audit Services”).3

The following policies and procedures govern the ways in which the Audit Committee of each Fund will consider the pre-approval of audit and non-audit services that the Auditor provides to the Fund, and Covered Non-Audit services that the Auditor proposes to provide to Service Affiliates.4  These policies and procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to any services that an audit firm other than the Auditor provides to such entities.

These policies and procedures comply with applicable legal requirements for pre-approval, and also provide a mechanism by which management of the Funds and Service Affiliates may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

The following policies and procedures are adopted by the Audit Committee of each Fund.

A.

General

1.

The Audit Committee must pre-approve all audit services and non-audit services that the Auditor provides to the Fund.

2.

The Audit Committee must pre-approve any engagement of the Auditor to provide Covered Non-Audit Services to any Service Affiliate during the period of the Auditor’s engagement to provide audit services to the Fund.

B.

Pre-Approval of Audit Services to the Fund

1.

The Audit Committee shall approve the engagement of the Fund’s Auditor for each fiscal year (the “Engagement”).  The approval of the Engagement shall not be delegated to a Designated Member. (See Section D below.)  In approving the Engagement, the Audit Committee shall obtain, review and consider information concerning the proposed Auditor sufficient to enable the Audit Committee to make a reasonable evaluation of the Auditor’s qualifications and independence.  The Audit Committee also shall consider the Auditor’s proposed fees for the Engagement, in light of the scope and nature of the audit services that the Fund will receive.

2.

The Audit Committee shall report to the Fund’s Board of Directors (“Board”) regarding its approval of the Engagement and of the proposed fees for the Engagement, and the basis for such approval.

3.

Unless otherwise in accordance with applicable law, the Engagement, in any event, shall require that the Auditor be selected by the vote, cast in person, of a majority of the members of the Board who are not “interested persons” of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940) (“Independent Directors”).

C.

Pre-Approval of Non-Audit Services to the Fund and to Service Affiliates – by Types or Categories of Services

1.

The Audit Committee may pre-approve the provision of types or categories of non-audit services for the Fund and Covered Non-Audit Services for its Service Affiliates pursuant to this Section C.

2.

Annually, at such time as the Audit Committee considers the Engagement of the Auditor, management of the Fund and of the Service Affiliates, in consultation with the Auditor, shall provide to the Audit Committee, for its consideration and action, the following: (a) a list of those types of non-audit services, if any, that the Fund expects to request from the Auditor during the fiscal year; and (b) a list of those types of Covered Non-Audit Services that Service Affiliates expect to request from the Auditor during the fiscal year.

3.

The lists submitted to the Audit Committee shall describe the types of non-audit services in reasonable detail and shall include an estimated budget (or budgeted range) of fees where possible and such other information as the Audit Committee may request.

4.

Standard for Pre-Approval  The Audit Committee, after appropriate consideration of such information as it deems relevant, may pre-approve a non-audit service that is not a prohibited service (see Appendix C) if it specifically finds that the provision of such service is consistent with, and will not impair, the ongoing independence of the Auditor.  In connection with any such pre-approval, the Audit Committee may set such limits on fees and other conditions as it believes to be appropriate.

5.

The Audit Committee’s pre-approval of the types of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the Fund to utilize the Auditor for the types of non-audit services so pre-approved, if needed or desired during the fiscal year, subject to such conditions as may have been set by the Audit Committee.

6.

Fund management will distribute a list of the types of non-audit services pre-approved by the Audit Committee pursuant to this Section C to management of the Service Affiliates and the appropriate partners of the Auditor.  Periodically, the Auditor will discuss with the Audit Committee those non-audit services that have been or are being provided pursuant to this Section C.

D.

Pre-Approval of Non-Audit Services to the Fund and to Service Affiliates – Project-by-Project Basis

1.

Non-audit services may be pre-approved on a project-by-project basis pursuant to this Section D, subject to the Standard for Pre-Approval in Section C.

2.

The Audit Committee, from time to time, may, by resolution, designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Audit Committee’s behalf, (i) any non-audit services proposed to be provided to the Fund that have not been pre-approved in accordance with these Procedures, (ii) any Covered Non-Audit Services proposed to be provided to any Service Affiliate, that have not been pre-approved in accordance with these Procedures and (iii) any proposed material change in the nature or cost of any non-audit service, including any Covered Non-Audit Service, previously approved.  The authority delegated to the Designated Member shall be subject to such conditions as the Audit Committee may specify by resolution from time to time.

3.

Management of the Fund or of the relevant Service Affiliate, in consultation with the Auditor, may submit either to the Audit Committee or to a Designated Member for its consideration and action, a pre-approval request identifying one or more non-audit service projects for the Fund or Covered Non-Audit Service projects for a Service Affiliate, as well as any material changes proposed in a service that has been pre-approved.  Any request so submitted shall describe the project or projects in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Audit Committee or Designated Member shall request.  For any material change in the nature or cost of a pre-approved service, the request shall also describe reasons why the change is requested.  The Audit Committee or Designated Member, as applicable, shall review the request subject to the Standard for Review in Section C.

4.

The Audit Committee or Designated Member, as applicable, will review the requested non-audit service or proposed material change in such service in light of the Standard for Pre-Approval in Section C.  If the review is by a Designated Member, such Designated Member will either:

(a)

pre-approve, pre-approve subject to conditions, or disapprove any such requested service, or any proposed material change in such service, whether to the Fund or to a Service Affiliate; or

(b)

refer such matter to the full Audit Committee for its consideration and action.

In considering any requested non-audit service or proposed material change in such service, the Designated Member shall take into account any restrictions placed by the Audit Committee on his pre-approval authority.

5.

The Designated Member’s pre-approval (or pre-approval subject to conditions) of a requested non-audit service or proposed material change in service pursuant to this Section D shall constitute authorization for the management of the Fund or the Service Affiliate, as the case may be, to utilize the Auditor for the non-audit service so pre-approved.  Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification by the Audit Committee not later than at its next regularly scheduled meeting.

E.

Covered Non-Audit Services Provided to Covered Entities Pursuant to Waiver

Note: It is generally expected that non-prohibited non-audit services, even when they do not involve significant fees, will be pre-approved in accordance with Section C or D.

1.

The Act provides a limited exception to the requirement that non-audit services (that are not prohibited services) must be pre-approved.  This exception is designed to prevent the disqualification of the Auditor due to a minor oversight and is to be used only rarely and only if each of the following conditions is satisfied:

(a)

The aggregate fees and costs of all non-audit services (including Covered Non-Audit Services) that, but for the limited exception provided by this Section E, would require pre-approval by the Audit Committee constitutes no more than five percent of the total fees and costs paid by the Fund and Service Affiliates to the Auditor during the fiscal year during which such non-audit services are provided;

(b)

At the time of the engagement for such services, the Fund did not recognize that the services were “non-audit services” that required pre-approval; and

(c)

Each such service is (i) brought promptly to the attention of the Audit Committee, (ii) is approved prior to the completion of the audit by the Audit Committee or a Designated Member, in accordance with the Standard for Pre-Approval set forth in Section C and (iii) is approved based upon a determination that the service is eligible for the waiver provided by this Section E.

F.

Amendment; Annual Review

1.

The Audit Committee may amend these procedures from time to time.

2.

These procedures shall be reviewed periodically, as needed, by the Audit Committee.

G.

Recordkeeping

1.

The Fund shall maintain a written record of all decisions made by the Audit Committee or by a Designated Member pursuant to these procedures, together with appropriate supporting material.

2.

In connection with the approval of any non-audit service pursuant to the de minimis exception provided in Section E of these procedures, a record shall be made indicating that each of the conditions for this exception has been satisfied.

3.

A copy of these Procedures and of any amendments to these Procedures shall be maintained and preserved permanently in an easily accessible place.  The written records referred to in paragraph 1 and 2 of this Section G shall be maintained and preserved for six years from the end of the fiscal year in which the actions recorded were taken, for at least the first two years in an easily accessible location.

APPENDIX A

AUDIT SERVICES

For purposes of these Procedures, “audit services” include the following activities:

1.

Annual audit of the Fund’s financial statements and quarterly reviews.

2.

Other procedures, including review of tax provisions, that need to be performed by the Auditor in order to provide an opinion on the Fund’s financial statements, including tests performed to evaluate the Fund’s internal control systems, review of information systems and procedures.

3.

Preparation of the Auditor’s report on the Fund’s internal controls for financial reporting, and related procedures.

4.

Services that generally only the Auditor can provide, such as consents, comfort letters, assistance with and review of documents filed with the SEC, and statutory audits.

APPENDIX B

NON-AUDIT SERVICES

For purposes of these Procedures, the following services are “non-audit services.”  If the services would be provided to a Covered Entity and the engagement would relate directly to the operations and financial reporting of the Fund, these services would be Covered Non-Audit Services and, if not prohibited, are subject to the pre-approval requirements of these Procedures.

Audit-Related Services (traditionally performed by the firm engaged as Auditor)

1.

Audit of an employee benefit plan.

2.

Due diligence procedures related to mergers and acquisitions.

3.

Review of internal controls.

4.

Consultations concerning financial accounting and reporting standards.

5.

Testing services related to a fund’s Auction Market Preferred Stock, as applicable.

Tax Services

1.

Tax compliance services, including preparation of tax returns.

2.

Tax planning and advice.

Other Non-Audit Services

1.

Advisory and consultation services.

2.

Other non-audit services not listed above.

APPENDIX C

PROHIBITED SERVICES

In considering whether to pre-approve a service, the Audit Committee should be aware that the Auditor is prohibited from providing certain services to any Fund Complex Entity, subject to limited exceptions noted below.  Fund Complex Entities include:

1.

The Fund, its investment manager and investment adviser;

2.

Any entity controlled by or controlling the Fund’s investment manager or investment adviser, or any entity under common control with the Fund’s investment manager or investment adviser if such entity (a) is an investment manager or investment adviser, or (b) is in the business of providing administrative, custodian, underwriting, or transfer agent services to any investment company or investment adviser; and

3.

Any investment company (including entities that would be investment companies but for the exclusions provided by Section 3(c) of the Investment Company Act of 1940) advised by the Fund’s investment manager or investment adviser or by an entity in paragraph 2, above.

Note:  The term “investment adviser” for this purpose does not include a sub-adviser whose role is primarily portfolio management and that is subcontracted with or overseen by another investment adviser.

The following entities are “Fund Complex Entities:”

Investment Adviser/Administrator/Distributor:

Capstone Asset Management Company

Capstone Asset Planning Company

Funds (includes all series and classes):

Capstone Series Fund, Inc.

Steward Funds, Inc.

Capstone Church Capital Fund

The following services may not be provided by the Fund’s Auditor to a Fund Complex Entity, subject to the exceptions noted:

5.

Bookkeeping or other services related to the accounting records or financial statements of a Fund Complex Entity, including;

º

Maintaining or preparing the accounting records for a Fund Complex Entity;

º

Preparing a Fund Complex Entity’s financial statements that are filed with the Securities Exchange Commission (“SEC”), or that form the basis that form the basis for such financial statements; or

º

Preparing or originating source data underlying a Fund Complex Entity’s financial statements.

6.

Financial information systems design and implementation, including:

º

Directly or indirectly operating, or supervising the operation of, a Fund Complex Entity’s information system or managing a Fund Complex Entity’s local area network.

º

Designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to a Fund Complex Entity’s financial statements or other financial information systems taken as a whole.

7.

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports.

8.

Actuarial services.  This category includes any actuarially-oriented advisory service involving the determination of amounts recorded in a Fund Complex Entity’s financial statements and related accounts.  This prohibition does not apply to providing assistance to a Fund Complex Entity in understanding the methods, models, assumptions, and inputs used in computing an amount.

9.

Internal audit outsourcing services.  This category includes any internal audit service for a Fund Complex Entity that has been outsourced by the Fund Complex Entity that relates to the Fund Complex Entity’s internal accounting controls, financial systems, or financial statements.

Exception:  The foregoing services 1-5 may be provided if the Audit Committee reasonably concludes that the results of these services will not be subject to audit procedures during an audit of a Fund Complex Entity’s financial statements.

10.

Management functions.  This category includes acting, temporarily or permanently, as a director, officer, or employee of a Fund Complex Entity, or performing any decision-making, supervisory, or ongoing monitoring function for a Fund Complex Entity.

11.

Human resources.  Services in this category are:

º

searching for or seeking out prospective candidates for managerial, executive, or director positions;

º

engaging in psychological testing, or other formal testing or evaluation programs;

º

undertaking reference checks of prospective candidates for an executive or director position;

º

acting as a negotiator on behalf of a Fund Complex Entity, such as determining position, status or title, compensation, fringe benefits, or other conditions of employment; or

º

recommending, or advising a Fund Complex Entity to hire, a specific candidate for a specific job (except that the Fund’s independent accountant may, upon request by a Fund Complex Entity, interview candidates and advise the Fund Complex Entity on the candidate’s competence for financial accounting, administrative, or control positions).

12.

Broker-dealer, investment adviser, or investment banking services.  Services in this category are:

º

acting as a broker-dealer (registered or unregistered), promoter, or underwriter, on behalf of a Fund Complex Entity;

º

making investment decisions on behalf of a Fund Complex Entity, or otherwise having discretionary authority over an audit client’s investments;

º

executing a transaction to buy or sell an audit client’s investment; or

º

having custody of assets of a Fund Complex Entity, such as taking temporary possession of securities purchased by a Fund Complex Entity.

13.

Legal services.  A prohibited legal service is any service to a Fund Complex Entity that, under circumstances in which the service is provided, could be provided only by someone licensed, admitted, or otherwise qualified to practice law in the jurisdiction in which the service is provided.

14.

Expert services unrelated to the audit.  This category includes providing an expert opinion or other expert service for a Fund Complex Entity, or a Fund Complex Entity’s legal representative, for the purpose of advocating a Fund Complex Entity’s interests in litigation or in a regulatory or administrative proceeding or investigation.  This prohibition is not applicable to cases in which the Fund’s independent accountant provides a factual account, including testimony, of work performed, or explains the positions taken or conclusions reached during the performance of any services provided by the accountant to a Fund Complex Entity.

APPENDIX D

SERVICE AFFILIATES

Any non-prohibited Covered Non-Audit Service provided to the following entities must be pre-approved as provided in these Procedures:

Capstone Asset Management Company

Capstone Asset Planning Company

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6.  Schedule of Investments.

A Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.  Proxy Voting Policies and Procedures

Capstone Asset Management Co.

Proxy Voting Policies and Procedures

Adopted:  March 1, l994

Revised:  May 1, 1999

Further Revised:  June 30, 2003

Further Amended:  July 8, 2004

Amended:  September 18, 2008

Further Amended: August 9, 2011

I.

Statement of Policy

It is the policy of Capstone Asset Management Company ("CAMCO") to vote proxies on securities held by its clients for which CAMCO exercises voting authority, including CAMCO's registered investment company clients, ("Clients") in the best interests of those Clients and without regard to the interests of the Adviser or any other client of the Adviser, and of Fund shareholders, in accordance with CAMCO's fiduciary duties under applicable law and in compliance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act").  CAMCO has adopted these proxy voting policies and procedures ("Procedures") for the voting of proxies relating to securities held in client accounts as to which CAMCO has voting authority, directly or indirectly.  Indirect voting authority exists where CAMCO's voting authority is implied by a general obligation of investment authority without reservation of proxy voting authority.  The Boards of Directors/Trustees of investment companies ("Funds") for which CAMCO acts as investment adviser, and for which CAMCO has discretionary authority to vote proxies, have directed CAMCO to follow these Procedures in voting proxies for the Funds.

II.

Limitations on Policy

a.

Client Instructions or Restrictions - CAMCO's exercise of voting rights for Client securities is subject to any applicable implementable instructions or restrictions that may be imposed by a particular Client, from time to time.  In such a case, CAMCO may vote proxies for a particular Client differently from those voted for a Client that does not provide instructions or restrictions.

b.

c.

Securities on Loan - CAMCO may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its client's overall best interests not to vote.  Such determination may apply in respect of all client holdings of the securities or only certain specified clients, as the Adviser deems appropriate under the circumstances.  As examples, CAMCO may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to clients of voting the securities.

III.

Conflicts of Interest

If CAMCO determines that voting proxies with respect to a particular security would involve a material conflict between the interests of CAMCO and its affiliates, on the one hand, and those of one or more Clients, on the other, CAMCO will choose one of the following options:

o

Cause the proxies to be "echo voted" -- i.e., in the same proportion as the votes of non-Client holders of the particular security;

o

o

Refer the voting decision to the Client;

o

Obtain from the Client an acknowledgement and waiver of the conflict to permit CAMCO to vote the proxies in accordance with the policies described in Appendix A.

IV.

Administration

a.

Obtaining Proxy Statements.  CAMCO will take reasonable steps to assure that proxy statements are received from Clients' custodian(s), or any other appropriate person, in a timely manner.  A list of accounts for which CAMCO is required to vote proxies will be maintained.  Periodically a comparison will be performed between proxies received and those proxies required to be voted by CAMCO.  Any discrepancies will be resolved promptly.

b.

Disclosure.  CAMCO will comply with applicable requirements of the Securities and Exchange Commission regarding disclosures to Clients about these Procedures and about particular proxy votes.  In particular, CAMCO will: provide Clients with a description of these Procedures; provide a copy of these Procedures to any Client upon request; and disclose to Clients how they may obtain information from CAMCO about particular proxy votes.

c.

Records.   CAMCO will make, maintain and preserve records related to these Procedures in accordance with applicable regulatory requirements.

d.

Proxy Voting Responsibility.  .

CAMCO has appointed Mel Cody, or his designee, to be the Proxy Officer responsible for proxy voting (see Appendix B).  The Proxy Officer’s responsibility is to do the following:

o

Supervise the proxy voting process, including the identification  of material conflicts of  interest involving the Adviser and the proxy voting process in respect of securities owned by or on behalf of such clients;

o

Determine how to vote proxies relating to issues not covered by these guidelines; and

o

Determine when the Adviser may deviate from these guidelines.

e.

Compliance Responsibility.  CAMCO has designated the Chief Compliance Officer, or his designee, to monitor compliance with these Procedures and with applicable regulatory requirements.  One or more proxy assistants will be appointed by CAMCO to assist the Chief Investment Officer with his responsibilities.  The proxy assistant may vote on his behalf the routine items as set forth below.

a.

Review of Procedures.  CAMCO will review these Procedures from time to time to assure their continuing appropriateness.

APPENDIX A

PROXY VOTING POLICIES

I. The Board of Directors

A.  Voting on Director Nominees in Uncontested Elections

We will generally vote for nominees.  If we vote against management, the reasons for this decision will be kept in CAMCO's records.

B.  Chairman and CEO are the Same Person

We vote, on a case-by case basis, on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

C.  Majority of Independent Directors

Shareholder proposals that request that the board be comprised of a majority of independent directors are evaluated on a case by-case basis.

Shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively are reviewed on a case-by-case basis.

D.  Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.  Term of Office

We vote against shareholder proposals to limit the tenure of outside directors.

F.  Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

We vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

G.  Charitable Contributions

Votes for shareholder proposals to eliminate, direct or otherwise restrict charitable contributions are evaluated on a case-by case basis.

H.  Management Prerogatives

We vote against shareholder proposals the effect of which we believe falls correctly under the perview of management.

II. Proxy Contests

A.  Voting for Directors Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

o

long-term financial performance of the target company relative to its industry

o

management's track record

o

background to the proxy contest

o

qualifications of director nominees (both slates)

o

evaluation of what each side is offering shareholders as well as the likelihood that the proposed objective and goals can be met

o

stock ownership positions.

B.  Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.

III. Auditors

Ratifying Auditors

o

We will generally vote for the selection of auditors.  If we vote against the selection of auditors, the reasons for this decision will be kept in CAMCO's records.

o

We vote for shareholder proposals that prohibit the audit firm from providing consulting services.

o

We examine on a case-by-case basis, proposals to limit the term of successive engagements of any one audit firm.

IV. Proxy Contest Defenses

A.  Board Structure:  Staggered vs. Annual Elections

We vote against proposals to classify the board.

We vote for proposals to repeal classified boards and to elect all directors annually.

B.  Shareholder Ability to Remove Directors

We vote against proposals that provide that directors may be removed only for cause.

We vote for proposals to restore shareholder ability to remove directors with or without cause.

We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We vote for proposals that permit shareholders to elect directors to fill board vacancies.

C.  Cumulative Voting

We vote against proposals to eliminate cumulative voting.

We vote for proposals to permit cumulative voting.

D.  Shareholder Ability to Call Special Meetings

Proposals allowing shareholders to call special meetings are evaluated on a case by case basis.

We generally vote against proposals to restrict or prohibit shareholder ability to call special meetings.

We generally vote for proposals that remove restrictions on the right of shareholders to act independently of management.

E.  Shareholder Ability to Act by Written Consent

We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

We vote for proposals to allow or make easier shareholder action by written consent.

F.  Shareholder Ability to Alter the Size of the Board

We vote for proposals that seek to fix the size of the board.

We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

V.  Tender Offer Defenses

A.  Poison Pills

We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

We review, on a case-by-case basis, shareholder proposals to redeem a company's poison pill.

We review, on a case-by-case basis, management proposals to ratify a poison pill.

B.  Fair Price Provisions

We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more that a majority of disinterested shares.

We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C.  Unequal Voting Rights

We vote against dual class exchange offers.

We vote against dual class recapitalizations.

D.  Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We vote for shareholder proposals to lower supermajority shareholder voter requirements for charter and bylaw amendments.

E.  Supermajority Shareholder Vote Requirement to Approve Mergers

We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

VI. Miscellaneous Governance Provisions

Confidential Voting

We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:  In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy remains in place.  If the dissidents do not agree, the confidential voting policy is waived.

We vote for management proposals to adopt confidential voting.

VII. Capital Structure

A.  Common Stock Authorization

We review, on a case-by-case basis, proposals to increase the number of shares of common stock authorized for issue.

B.  Blank Check Preferred Authorization

We vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

We review, on a case-by-case basis, proposals that would authorize the creation of new classes or preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

We review, on a case-by-case basis, proposals to increase the number of authorized blank check preferred shares.

C.  Shareholder Proposals Regarding Blank Check Preferred Stock

We vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

D.  Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock

G.  Preemptive Rights

We review, on a case-by-case basis, proposals to create or abolish preemptive rights.  In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

H.  Debt Restructurings

We review, on a case-by-case basis, proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.  We consider the following issues:

o

Dilution -- How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earning be?

o

Change in Control -- Will the transaction result in a change of control of the company?

o

Bankruptcy -- Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I.  Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VIII. Executive and Director Compensation

In general, we vote, on a case-by-case basis, on executive and director compensation plans, with the view that viable compensation programs reward the creation of shareholder wealth by having a high payout sensitivity to increases in shareholder value.

A.  Shareholder Proposals to Limit Executive and Director Pay

We review, on a case-by-case basis, all shareholder proposals that seek additional disclosure of executive and director pay information.

We review, on a case-by-case basis, all other shareholder proposals that seek to limit executive and director pay.

B.  Golden and Tin Parachutes

We review, on a case-by-case basis, all proposals to ratify or cancel golden or tin parachutes.

C.  Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

D.  401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

IX. State of Incorporation

A.  Voting on State Takeover Statutes

We review, on a case-by-case basis, proposals to opt in or out of share takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, shareholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B.  Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation are examined on a case-by-case basis.

X.  Mergers and Corporate Restructurings

A.  Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:

o	anticipated financial and operating benefits;
o	offer price (cost vs. premium).

B.  Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case-by-case basis.

C.  Spin-offs

Votes on spin-offs are considered on a case-by-case basis, depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D.  Asset Sales

Votes on asset sales are made, on a case-by-case basis, after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E.  Liquidations

Votes on liquidations are made, on a case-by-case basis, after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executive managing the liquidation.

F.  Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

G.  Changing Corporate Name

We generally vote for changing the corporate name.  If we vote against the proposed change, the reasons will be noted in CAMCO's records.

XI. Mutual Fund Proxies

A.  Election of Directors/Trustees

We vote on director/trustee nominees on a case-by-case basis.

B.  Investment Advisory Agreement

We vote on investment advisory agreements on a case-by-case basis.

C.  Fundamental Investment Restrictions

We vote on amendments to a fund's fundamental investment restrictions on a case-by-case basis.

D.  Distribution Agreements

We vote on distribution agreements on a case-by-case basis.

XII. Social and Environmental Issues

We vote on shareholder proposals on social and environmental issues on a case-by-case basis.

APPENDIX B

1.  Proxy Officers

     Mel Cody

     John Wolf, designee

    Proxy Assistant

     Linda Edney

2.  Chief Compliance Officer

     Richard Nunn

     Kimberly Wallis-McLaney, designee

PROXY VOTING -- ADDENDUM

We generally vote routine proxies for management's proposals.  If we vote against management, CAMCO will keep a record of the reasons for such votes.

Routine issues include:

o	Re-election of board members
o	Name changes
o	Appointment of auditors or other professionals

Our guidelines on non-routine issues will be revised from time to time based on our research.  We will vote on these matters generally in accordance with our guidelines, subject to our fiduciary duty and any legal requirements binding the applicable client's proxy votes.  If we vote otherwise than in accordance with our guidelines, the reasons will be noted in CAMCO's records.

Non-routine issues include:

o	Acquisitions
o	Mergers
o	Spin-offs
o	Significant changes in the By-Laws, Articles of Incorporation, etc.
o	Anti-takeover provisions, poison pills
o	Rights offerings
o	Measure in authorized shares of common or preferred stock

Item 8.  Portfolio Managers of Closed-End Funds.

The Fund’s portfolio manager is Claude C. Cody. Mr. Cody is a Senior Vice President of Capstone Asset Management Company, where he has provided investment management and administrative services for 3 years.

The numbers of registered investment company accounts and private accounts, and assets in each category, managed by the portfolio manager is indicated in the following table.  The portfolio manager referenced in the table below does not manage any pooled investment vehicles other than registered investment companies.

Portfolio Manager	Number of Registered Investment Companies	Assets under management (in millions)	Number of Private Accounts	Assets under management (in millions)	Total Assets (in millions)
Claude C. Cody	2	$169	38	332	$501

None of the accounts managed by this portfolio manager has a performance fee-based investment advisory fee. The compensation of the portfolio manager derives 75% from base salary and 25% from CAMCO's profit sharing plan.  The portfolio manager participates in normal corporate benefits, including group life and health insurance, 401(k) plan with a corporate matching contribution calculated in the same manner as for all other participating employees, and vacation.

 Ownership of Securities:

The following table shows the dollar range of shares of the Fund owned by the Portfolio Manager as of September 30, 2007, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Manager

Dollar Range of Fund Shares Owned

Claude C. Cody

$0.00

(b) Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11.  Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the registrant’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s first fiscal half-year that have materially affected or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

The Code of Ethics Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPSTONE CHURCH CAPITAL FUND

By /s/Edward L. Jaroski

   Edward L. Jaroski

   President

Date: December 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Edward L. Jaroski

   Edward L. Jaroski

   President

Date: December 6, 2012

By /s/Carla Homer

   Carla Homer

   Treasurer

Date: December 6, 2012

Footnotes

1

The term “Auditor,” as used in these procedures, means the firm engaged to provide the Fund with services listed in Appendix A.

2

Service Affiliates are listed in Appendix D.

3

Examples of types of non-audit services that may be provided to the Fund or a Service Affiliate are listed in Appendix B.  Note that applicable law also prohibits the provision of certain services by the Auditor to entities in the “fund complex.”  The “fund complex” includes Service Affiliates and other entities.  These prohibited services are listed in Appendix C.  Fund Complex Entities are also listed in Appendix C.

4

Unless otherwise indicated by the context, the term “non-audit services” herein includes non-audit services for the Fund as well as Covered Non-Audit Services for a Service Affiliate.